As filed with the Securities and Exchange Commission on November 14, 2024

Securities Act File No.  333-

Investment Company Act File No.  811-05012

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

Registration Statement Under the Investment Company Act of 1940	☒
Amendment No. 17	☒

Credit Suisse Asset Management Income Fund, Inc.

(Exact Name of Registrant as Specified In Charter)

Eleven Madison Avenue

New York, New York 10010

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 212-325-2000

Omar Tariq

Credit Suisse Asset Management Income Fund, Inc.

Eleven Madison Avenue

New York, New York 10010

(Name and Address of Agent For Service)

Copies of information to:

Justin L. Browder

Bissie K. Bonner

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Approximate Date of Commencement of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☒

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED NOVEMBER 14, 2024

Preliminary Base Prospectus

$30,000,000

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

Shares of Common Stock

Credit Suisse Asset Management Income Fund, Inc. (“Fund,” “we,” “us” or “our”) is a diversified, closed-end management investment company with a leveraged capital structure. The Fund’s investment objective is current income consistent with the preservation of capital.

We may offer, from time to time, in one or more offerings, our shares of common stock, par value $.001 per share (“Shares”). Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Shares.

Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Our Shares are listed on the NYSE American under the symbol “CIK.” The last reported sale price of our Shares, as reported by the NYSE American on [●], 2024 was $[●] per Share. The net asset value of our Shares at the close of business on [●], 2024, was $[●] per Share.

Investment in the Shares involves certain risks and special considerations, including risks of leverage and of investing in lower-rated securities (commonly known as “junk bonds”). For a discussion of these and other risks, see “Risks and Special Considerations.”

Shares of closed-end investment companies frequently trade at a discount to their net asset value. If the Fund’s Shares trade at a discount to its net asset value, the risk of loss may increase for purchasers in a public offering. See “Risks and Special Considerations.”

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus and applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the Shares. You should retain the Prospectus and Prospectus Supplement for future reference. A Statement of Additional Information (“SAI”), dated [●], 2024, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI can be obtained without charge by writing to the Fund at c/o UBS Asset Management (Americas) LLC, 787 Seventh Avenue, New York, New York 10019, by calling 1-800-293-1232, or from the SEC’s website at http://www.sec.gov. Copies of the Fund’s Annual Report and Semi-Annual Report and other information about the Fund may be obtained upon request by writing to the Fund, by calling 1-800-293-1232, or by visiting the Fund’s website at www.credit-suisse.com/us/funds.

Our Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated [●], 2024

ii

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	4
FINANCIAL HIGHLIGHTS	5
TRADING AND NET ASSET VALUE INFORMATION	8
USE OF PROCEEDS	8
THE FUND	8
INVESTMENT OBJECTIVE AND POLICIES	9
INVESTMENT RESTRICTIONS	15
USE OF LEVERAGE	16
RISKS AND SPECIAL CONSIDERATIONS	19
MANAGEMENT OF THE FUND	22
EXPENSES	24
NET ASSET VALUE	24
DIVIDENDS AND DISTRIBUTIONS	25
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN	25
FEDERAL INCOME TAXATION	25
REPURCHASE OF SHARES	31
DESCRIPTION OF SHARES	32
PLAN OF DISTRIBUTION	33
CLOSED-END FUND STRUCTURE	34
CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT	34
LEGAL PROCEEDINGS	35
REPORTS TO SHAREHOLDERS	35
INCORPORATION BY REFERENCE	35

You should rely only on the information contained in, or incorporated by reference into, this Prospectus and any related Prospectus Supplement in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell the Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus or the date of its description in any Prospectus Supplement.

PROSPECTUS SUMMARY

The following information is only a summary. You should consider the more detailed information contained in the Prospectus and in any related Prospectus Supplement and in the SAI before purchasing Shares, especially the information under “Risks and Special Considerations” on page [22] of the Prospectus.

The Fund. The Fund is a diversified, closed-end management investment company. The Fund commenced operations on March 23, 1987, following its initial public offering. See “The Fund.”

The Fund’s Shares are listed for trading on the NYSE American under the symbol “CIK.” As of [●], 2024, the net assets of the Fund were $[●] and the Fund had outstanding [●] Shares. The last reported sales price of the Fund’s Shares, as reported by the NYSE American on [●], 2024 was $[●] per Share. The net asset value (“NAV”) of the Fund’s Shares at the close of business on [●], 2024 was $[●] per Share. See “Description of Shares.”

The Offering. We may offer, from time to time, in one or more offerings, up to $30,000,000 of our Shares on terms to be determined at the time of the offering. The Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Shares. Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Use of Proceeds. We intend to use the net proceeds from the sale of our Shares primarily to invest in accordance with our investment objectives and policies. Proceeds will be invested within approximately 30 days of receipt by the Fund. See “Use of Proceeds.”

Investment Objective and Principal Investment Policies. For a discussion of the Fund’s investment objective and principal investment policies, please refer to the section of the Fund’s most recent annual report on Form N-CSR for the fiscal year ended December 31, 2023 filed on March 8, 2024 entitled “Fund Summary—Investment Objective and Policies”, which is incorporated by reference herein.

Investment Restrictions. The Fund has certain investment restrictions that may not be changed without approval by a majority of the Fund’s outstanding voting securities. These restrictions concern issuance of senior securities, borrowing, lending, concentration, diversification and other matters. See “Investment Restrictions.”

Use of Leverage. The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings, including the issuance of debt securities, and derivatives, reverse repurchase agreements and dollar roll transactions, which have the effect of leverage. The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage). The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. There can be no guarantee that the Fund will be able to accurately predict when the use of leverage will be beneficial. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

As provided in the Investment Company Act of 1940, as amended (the “1940 Act”), and subject to certain exceptions, the Fund may issue debt with the condition that immediately after issuance the value of its total assets, less ordinary course liabilities, exceeds 300% of the amount of the debt outstanding. Thus, as noted above, the Fund may use leverage in the form of borrowings in an amount up to 33 1/3% of the Fund’s total assets (including the proceeds of such leverage). The total leverage of the Fund in connection with the Credit Agreement (as defined below) is currently expected to range between 20% and 30% of the Fund’s total assets. The Fund seeks a leverage ratio, based on a variety of factors including market conditions and the market outlook of UBS Asset Management (Americas) LLC (“UBS AM (Americas)” or the “Investment Adviser”), where the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage. The Fund does not currently intend to issue or register preferred shares or commercial paper.

The Fund has a line of credit provided by State Street Bank and Trust Company (“State Street”). The Fund makes use of the line of credit, which is subject to annual renewal in accordance with the agreement, primarily to leverage its investment portfolio (the “Credit Agreement”). Under the Credit Agreement, the Fund may borrow the lesser of: a) $85,000,000; b) an amount that is no greater than 33 1⁄3% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the Credit Agreement. The Fund’s borrowings under the Credit Agreement at June 30, 2024 equaled $52,500,000, which was approximately [●]% of the Fund’s total assets (including the proceeds of such leverage) as of such date. The Fund’s asset coverage ratio as of June 30, 2024 was [●]%.

Following the completion of an offering, the Fund may increase the amount of leverage outstanding. The Fund may engage in additional borrowings in order to maintain the Fund’s desired leverage ratio. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common shares than if leverage were not used. Interest on borrowings may be at a fixed or floating rate and generally will be based on short-term rates. The costs associated with the Fund’s use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common shares. As long as the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage, the Fund will generate more return or income than will be needed to pay such costs. In this event, the excess will be available to pay higher dividends to holders of common shares. Conversely, if the Fund’s return on such assets is less than the cost of leverage and other Fund expenses, the return to the holders of the common shares will diminish. To the extent that the Fund uses leverage, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile. The Fund’s leveraging strategy may not be successful. See “Use of Leverage” and “Risks and Special Considerations.”

Principal and General Risks. Investing in the Fund involves certain risks. For a discussion of the principal and general risks of investing in the Fund, please refer to the section of the Fund’s most recent annual report on Form N-CSR for the fiscal year ended December 31, 2023 filed on March 8, 2024 entitled “Fund Summary—Risk Factors”, which is incorporated by reference herein. You should carefully consider those risks, along with other risks relating to investments in the Fund which are described in more detail under “Risks and Special Considerations” beginning on page [22] of this Prospectus.

Information Regarding the Investment Adviser. UBS AM (Americas) serves as the Fund’s investment adviser with respect to all investments and is responsible for making all investment decisions. UBS AM (Americas) is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division. UBS AM (Americas) receives from the Fund, as compensation for its advisory services, a fee, computed weekly and payable quarterly at an annual rate of 0.50% of an average weekly base amount which, with respect to each quarter, is the average of the lower of (i) the stock price (market value) of the Fund’s outstanding shares and (ii) the Fund’s net assets, in each case determined as of the last trading day for each week during the relevant quarter. The Investment Adviser is located at 787 Seventh Avenue, New York, New York 10019. See “Management of the Fund—Investment Adviser.”

On June 12, 2023, Credit Suisse Group AG (“CS Group”) merged with and into UBS Group AG, a global financial services company (“UBS Group”), with UBS Group remaining as the surviving company, pursuant to a definitive merger agreement signed on March 19, 2023 (the “Transaction”). CS Group was the ultimate parent company of Credit Suisse Asset Management, LLC (“Credit Suisse”), the Fund’s previous investment adviser, prior to the Transaction. As a result of the Transaction, Credit Suisse became an indirect wholly-owned subsidiary of UBS Group. On May 1, 2024, Credit Suisse merged into UBS AM (Americas), with UBS AM (Americas) as the surviving entity, and UBS AM (Americas) became the investment adviser to the Fund.

Potential Conflicts of Interest. If the Investment Adviser’s advisory fee, as described above, is calculated based on the net assets of the Fund, the Investment Adviser will benefit from the increase in Fund assets that will result from offerings of Shares. It is not possible to state precisely the amount of additional compensation that the Investment Adviser might receive as a result of the offerings because it is not known how many Shares will be sold because the proceeds of offerings will be invested in additional portfolio securities, which will fluctuate in value.

Portfolio Managers. The Investment Adviser’s Credit Investments Group (“CIG”) is responsible for the day-to-day portfolio management of the Fund. The current team members responsible for managing the fund are David J. Mechlin, Joshua Shedroff, Wing Chan and Michael Adelman. David J. Mechlin, Joshua Shedroff, Wing Chan and Michael Adelman are the portfolio managers of the team sharing in the day-to-day responsibilities of portfolio management, including overall industry, credit, duration, yield curve positioning and security selection and industry and issuer allocations. See “Management of the Fund—Portfolio Management.”

Administrator. State Street serves as the Fund’s administrator. The Fund pays State Street, for administrative services, a fee, exclusive of out-of-pocket expenses, calculated in total for all the funds advised by UBS AM (Americas) that are administered or co-administered by State Street and allocated based upon the relative average net assets of each fund, subject to an annual minimum fee. See “Management of the Fund—Administrator.”

Custodian and Transfer Agent. State Street acts as the Fund’s custodian pursuant to a custody agreement. Computershare Trust Company, N.A. (“Computershare”), acts as the Fund’s transfer agent and dividend-paying agent. See “Custodian, Transfer Agent and Dividend-Paying Agent.”

Dividends and Distributions. The Fund declares and pays dividends on a monthly basis. Distributions of net realized capital gains, if any, are declared and paid at least annually. See “Dividends and Distributions” and “Dividend Reinvestment and Cash Purchase Plan.”

Dividend Reinvestment and Cash Purchase Plan. The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders. Computershare acts as Plan Agent for stockholders in administering the Plan. Participation in the Plan is voluntary. For shareholders participating in the Plan, all dividend and capital gain distributions are reinvested in additional Shares of the Fund either purchased on the open market, or issued by the Fund if the Shares are trading at or above their NAV. A shareholder whose Shares are held through a bank, broker or nominee should contact such bank, broker or nominee to confirm that they are able to participate in the Plan. See “Dividends and Distributions” and “Dividend Reinvestment and Cash Purchase Plan.”

Taxation. Tax considerations for an investor in the Fund are summarized under “Federal Income Taxation.”

Repurchase of Shares. The Fund may, from time to time, take action to attempt to reduce or eliminate any market value discount from NAV. The Board, in consultation with UBS AM (Americas), will periodically review the possibility of open market repurchases or tender offers for Shares of the Fund. There can be no assurance that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such repurchases or tender offers will result in the Shares trading at a price which is equal to or close to NAV. The Fund may borrow to finance such repurchases or tenders. See “Repurchase of Shares.”

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	up to 3.00%
Offering Expenses (as a percentage of offering price)(1)	0.15%
Dividend Reinvestment Plan Fees (per sale or per voluntary cash payment transaction fee)	$5.00 (2)
Annual Fund Operating Expenses (as a percentage of average net assets attributable to the Fund’s common shares)
Management Fees(3)	0.48%
Interest Expense on Borrowed Funds(4)	2.22%
Other Expenses	0.40%
Total Annual Operating Expenses	3.10%

(1)	If the Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load, which may be lower than 3.00%, and the estimated offering expenses.

(2)	The Fund bears ongoing expenses associated with the Plan which are included in “Other Expenses.” There is no service fee payable by Plan participants for dividend reinvestments; however, shareholders are subject to other transaction costs associated with the Plan. Actual costs will vary for each participant depending on the return and number of transactions made. For Plan participants that elect to make voluntary cash purchases, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of December 2023). In addition, if a Plan participant elects by written notice to the Plan administrator to have the plan administrator sell part or all of the shares held by the Plan administrator in the participant’s account and remit the proceeds to the participant, the participant will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of December 2023). See “Dividend Reinvestment and Cash Purchase Plan.”

(3)	See “Management of the Fund—Investment Adviser.” UBS AM (Americas) receives from the Fund, as compensation for its advisory services, a fee, computed weekly and payable quarterly at an annual rate of 0.50% of an average weekly base amount which, with respect to each quarter, is the average of the lower of (i) the stock price (market value) of the Fund’s outstanding shares and (ii) the Fund’s net assets, in each case determined as of the last trading day for each week during the relevant quarter.

(4)	The Fund may use leverage through borrowings, the costs of which are borne by holders of Shares of the Fund. The Fund currently borrows under the Credit Agreement.

Example:

An investor would directly or indirectly pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$46	$109	$175	$351

The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund. The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund” and “Expenses.” In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s dividend reinvestment and cash purchase plan may receive Shares purchased or issued at a price or value different from NAV. See “Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan.”

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results from a single Fund share. The information in the financial highlights for the fiscal years ended 2020, 2021, 2022 and 2023 has been audited by [●], the Fund’s former independent registered public accounting firm, whose report appears in the Fund’s Annual Report to Shareholders. The financial information for the period ended June 30, 2024 is unaudited. The information in the financial highlights for the fiscal years ended 2019 was audited by [●], the Fund’s former independent registered public accounting firm. The Fund’s financial statements are included in the Fund’s Annual and Semi-Annual Reports and are incorporated by reference into the Prospectus and the SAI. The Annual and Semi-Annual Reports may be obtained without charge by calling 1-800-293-1232 or visiting the Fund’s website, www.credit-suisse.com/us/funds.

On April 23, 2024, the Board of the Fund approved the dismissal of [●] as the independent registered public accounting firm for the Fund, due to [●]’s ceasing to be deemed an independent registered public accounting firm with respect to the Fund after April 30, 2024. The Board’s decision to approve the dismissal of [●] was recommended by the Audit Committee of the Board. Effective June 19, 2024, [●] was engaged as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2024.

	For the Six Months Ended June 30, 2024	For the Year Ended December 31,
	(unaudited)	2023	2022	2021	2020	2019
Per share operating performance
Net asset value, beginning of period	$2.96	$2.73	$3.43	$3.42	$3.48	$3.21

INVESTMENT OPERATIONS
Net investment income[1]	0.12	0.25	0.23	0.23	0.27	0.26
Net gain (loss) from investments, foreign currency transactions and forward foreign currency contracts (both realized and unrealized)	0.02	0.25	(0.66)	0.05	(0.06)	0.28

Total from investment activities	0.14	0.50	(0.43)	0.28	0.21	0.54

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.14)	(0.25)	(0.23)	(0.24)	(0.27)	(0.27)
Return of capital	-	(0.02)	(0.04)	(0.03)	-	(0.00)[2]

Total dividends and distributions	(0.14)	(0.27)	(0.27)	(0.27)	(0.27)	(0.27)

Net asset value, end of period	$2.96	$2.96	$2.73	$3.43	$3.42	$3.48

Per share market value, end of period	$2.97	$3.13	$2.52	$3.43	$3.15	$3.22

TOTAL INVESTMENT RETURN[3]
Net asset value	4.66%	19.65%	(12.46)%	8.51%	8.08%	18.17%
Market value	(0.69)%	37.07%	(19.19)%	17.82%	7.58%	26.71%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$157,748	$156,155	$143,914	$179,614	$178,641	$182,030
Ratio of net expenses to average net assets	3.02%[4]	3.10%	1.91%	1.07%	1.25%	1.92%
Ratio of net expenses to average net assets excluding interest expense	0.90%[4]	0.88%	0.89%	0.80%	0.75%	0.78%
Ratio of net investment income to average net assets	8.50%[4]	8.79%	7.79%	6.70%	8.55%	7.59%
Asset Coverage per $1,000 of Indebtedness	$4,005	$3,974	$3,379	$4,070	$4,162	$4,021
Outstanding senior securities (000s omitted)	$52,500	$52,500	$60,500	$58,500	$56,500	$60,250
Portfolio turnover rate[5]	27%	39%	42%	53%	36%	35%

[1]	Per share information is calculated using the average shares outstanding method.
[2]	This amount represents less than $(0.01) per share.
[3]	Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of distributions, if any, at actual prices pursuant to the fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and market price. Total returns for periods less than one year are not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

	For the Year Ended December 31,
	2018	2017	2016	2015	2014
Per share operating performance
Net asset value, beginning of year	$3.58	$3.48	$3.21	$3.62	$3.84

INVESTMENT OPERATIONS
Net investment income[1]	0.27	0.24	0.25	0.25	0.25
Net gain (loss) on investments, foreign currency transactions and forward foreign currency contracts (both realized and unrealized)	(0.37)	0.12	0.28	(0.40)	(0.19)

Total from investment activities	(0.10)	0.36	0.53	(0.15)	0.06

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.27)	(0.24)	(0.25)	(0.26)	(0.27)
Return of capital	-	(0.02)	(0.01)	-	(0.01)

Total dividends and distributions	(0.27)	(0.26)	(0.26)	(0.26)	(0.28)

Net asset value, end of year	$3.21	$3.58	$3.48	$3.21	$3.62

Per share market value, end of year	$2.77	$3.31	$3.16	$2.78	$3.29

TOTAL INVESTMENT RETURN[2]
Net asset value	(2.39)%	11.34%	18.64%	(3.35)%	1.92%
Market value	(8.89)%	13.37%	24.39%	(7.90)%	(0.09)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$167,897	$187,472	$182,019	$167,848	$189,343
Ratio of expenses to average net assets	1.82%	1.06%	0.74%	0.66%	0.71%
Ratio of expenses to average net assets excluding interest expense	0.78%	0.90%	0.74%	0.66%	0.71%[3]
Ratio of net investment income to average net assets	7.83%	6.75%	7.66%	7.21%	6.60%
Asset Coverage per $1,000 of Indebtedness	$3,373	$5,075	$-	$-	$-
Outstanding senior securities (000s omitted)	$70,750	$46,000	$-	$-	$-
Portfolio turnover rate[4]	39%	64%	53%	51%	67%

[1]	Per share information is calculated using the average shares outstanding method.
[2]	Total investment return at net asset value is based on the change in the net asset value of Fund shares and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and market price.
[3]	Presentation of 2014 adjusted to conform with current period presentation.
[4]	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

TRADING AND NET ASSET VALUE INFORMATION

In the past, the Fund’s common shares have traded at both a premium and at a discount in relation to NAV. Shares of closed-end investment companies such as the Fund frequently trade at a discount from NAV. See “Closed-End Fund Structure.”

The Fund’s Shares are listed and traded on the NYSE American. The average weekly trading volume of the Shares on the NYSE American during the twelve months ended [●], 2024 was [●] shares. The following table shows for the quarters indicated: (1) the high and low sale price of the Shares at the close of trading on the NYSE American; (2) the high and low NAV per Share; and (3) the high and low premium or discount to NAV at which the Fund’s Shares were trading at the close of trading (as a percentage of NAV).

	Price				Net Asset Value				Premium/(Discount) To Net Asset Value
Fiscal Quarter Ended	High		Low		High		Low		High	Low
March 31, 2022		$3.50		$2.94		$3.43		$3.18	2.04%	(8.41)%
June 30, 2022		$3.07		$2.59		$3.24		$2.79	(2.15)%	(9.44)%
September 30, 2022		$3.00		$2.65		$3.01		$2.69	3.15%	(4.48)%
December 31, 2022		$2.80		$2.41		$2.81		$2.67	1.82%	(10.41)%
March 31, 2023		$2.80		$2.46		$2.90		$2.73	0.00%	(10.55)%
June 30, 2023		$3.05		$2.57		$2.85		$2.79	8.16%	(8.87)%
September 30, 2023		$3.05		$2.59		$2.89		$2.82	6.27%	(8.48)%
December 31, 2023		$3.13		$2.51		$2.96		$2.75	5.74%	(8.73)%
March 31, 2024	$	[●]	$	[●]	$	[●]	$	[●]	[●] %	[●] %
June 30, 2024	$	[●]	$	[●]	$	[●]	$	[●]	[●] %	[●] %
September 30, 2024	$	[●]	$	[●]	$	[●]	$	[●]	[●] %	[●] %

On [●], 2024, the per Share net asset value was $[●] and the per Share market price was $[●], representing a [●]% [premium/discount] over such net asset value.

USE OF PROCEEDS

The Fund intends to invest the net proceeds of offerings in accordance with its investment objective and policies. It is anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering in accordance with its investment objective and policies within approximately 30 days after the completion of the offering. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. See “Investment Objective” and “Investment Policies.”

THE FUND

The Fund was organized as a corporation under the laws of the State of Maryland on February 10, 1987, and it is registered under the 1940 Act. The Fund has been engaged in business as a diversified, closed-end management investment company since March 23, 1987, when it completed an initial public offering of shares of common stock, par value $0.001 per share. The Fund’s common shares are traded on the NYSE American under the symbol “CIK.”

The Fund’s principal office is located at Eleven Madison Avenue, New York, New York, 10010 and its telephone number is 1-800-295-1232.The following provides information about the Fund’s outstanding shares as of November 7, 2024:

Title of Class	Amount Authorized	Amount Held by the Fund or for Its Account	Exclusive of Amount Held by the Fund or for Its Account
Common Stock	100 million	0	54,800,574

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Principal Investment Policies

For a discussion of the Fund’s investment objective and principal investment policies, please refer to the section of the Fund’s most recent annual report on Form N-CSR for the fiscal year ended December 31, 2023 filed on March 8, 2024 entitled “Fund Summary—Investment Objective and Policies”, which is incorporated by reference herein.

Principal Portfolio Contents and Techniques

The Fund’s portfolio will be composed principally of the following investments. Additional information with respect to the Fund’s investment policies and certain of the Fund’s portfolio investments is contained in the SAI. There is no guarantee the Fund will buy all of the types of securities or use all of the investment techniques that are described herein and in the SAI.

Lower-Rated Securities. Lower-rated securities are securities rated below investment grade quality (lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by S&P Global Ratings (“S&P”), a division of S&P Global Inc., or comparably rated by another rating agency). Such securities are considered to have speculative elements, with higher vulnerability to default than corporate securities with higher ratings. See “Appendix A — Description of Ratings” in the SAI for additional information concerning rating categories of Moody’s and S&P.

Lower-rated securities, though high yielding, are characterized by high risk.

Bond prices generally are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon. Accordingly, lower-rated securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower-rated securities potentially will have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative Share price volatility.

The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, UBS AM (Americas) also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower-rated securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on UBS AM (Americas)’s credit analysis than would be the case when the Fund invests in rated securities.

Senior Loans. “Senior Loans” are loans, including purchases of loans or portions of loans via assignment from third parties, and loan participations (collectively, “Loans”) that are senior secured floating rate Loans. Senior Loans are made to corporations and other non-governmental entities and issuers. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Collateral may include equity in a borrower’s operating companies or other tangible and intangible assets. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

A Loan in which the Fund may invest typically is originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”) consisting of commercial banks, thrift institutions, insurance companies, finance companies, investment banking firms, securities brokerage houses or other financial institutions or institutional investors, one or more of which administers the loan on behalf of the syndicate. Senior Loans that are issued by lenders that are banks are commonly referred to as “bank loans.” Co-Lenders may sell Senior Loans to third parties (“Participants”). The Fund invests in a Senior Loan either by participating in the primary distribution as a Co-Lender at the time the loan is originated or by buying an assignment or participation interest in the Senior Loan in the secondary market from a Co-Lender or a Participant. Loans in which the Fund invests may include “covenant-lite” loans.

The Fund may invest in a Senior Loan at origination as a Co-Lender or by acquiring an assignment or participation interest in the secondary market from a Co-Lender or Participant. If the Fund purchases an assignment, the Fund typically accepts all of the rights of the assigning lender in a Senior Loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower and assumes all of the obligations of the assigning lender, including any obligations to make future advances to the borrower. As a result, therefore, the Fund has the status of a Co-Lender. In some cases, the rights and obligations acquired by a purchaser of an assignment may differ from, and may be more limited than, the rights and obligations of the assigning lender. The Fund also may purchase a participation in a portion of the rights of a Co-Lender or Participant in a Senior Loan by means of a participation agreement. A participation is similar to an assignment in that the Co-Lender or Participant transfers to the Fund all or a portion of an interest in a senior loan. Unlike an assignment, however, a participation does not establish any direct relationship between the Fund and the borrower. In such a case, the Fund is required to rely on the Co-Lender or Participant that sold the participation not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of payments due to the Fund under the Senior Loans.

The Fund may receive and/or pay certain fees in connection with its lending activities. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment and waiver fees, commissions and prepayment fees. In certain circumstances, the Fund may receive a prepayment fee on the prepayment of a Senior Loan by a borrower.

In certain circumstances, Loans may be deemed not to be securities, and in such circumstances, in the event of fraud or misrepresentation by a Borrower or an arranger, Lenders and purchasers of interests in such Loans, such as the Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself, and common-law fraud protections under applicable state law.

Second Lien and Other Secured Loans. “Second Lien Loans” are “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot become) subordinated in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

The Fund may also invest in secured Loans other than Senior Loans and Second Lien Loans. Such secured Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes, and may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower. Such secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans. Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured Loans may have fixed or adjustable floating rate interest payments. Because other secured Loans rank in payment order behind Senior Loans and Second Lien Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

Second Lien Loans and other secured Loans generally are of below investment grade quality. Other than their subordinated status, Second Lien Loans and other secured Loans have many characteristics similar to Senior Loans discussed above. As in the case of Senior Loans, the Fund may purchase interests in Second Lien Loans and other secured Loans through assignments or participations.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a fund or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this Prospectus. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to shares of common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stock and offer the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. In return, however, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Credit Default Swap Agreements. The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred. If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly.

If the Fund is a buyer and no credit event occurs, the cost to the Fund is the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. On the other hand, the value of any deliverable obligations paid by the Fund to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Fund, resulting in a loss of value to the Fund.

If the Fund is a seller and no credit event occurs, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. When the Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity. As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security. The Fund bears the same risk as a buyer of fixed income securities directly. The Fund will sell a credit derivative only with respect to securities in which it would be authorized to invest.

Certain credit default swap agreements may not have liquidity beyond the counterparty to the agreement and may be considered illiquid. Other credit default swap agreements, however, may be considered liquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Fund will enter into swap agreements as a buyer only with counterparties that are deemed creditworthy by the adviser. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. As the seller of a credit default swap, the Fund would be subject to investment exposure on the notional amount of the swap. Accordingly, the Fund will segregate liquid investments in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

When the Fund buys or sells a credit derivative, the underlying issuer(s) or obligor(s) to the transaction will be treated as an issuer for purposes of complying with the Fund’s issuer diversification and industry concentration policies, absent regulatory guidance to the contrary. The Fund may, but is not required to, use credit swaps or any other credit derivative. There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Defensive Strategies. There may be times when, in UBS AM (Americas)’s judgment, conditions in the securities markets would make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, UBS AM (Americas) may employ alternative strategies to reduce fluctuations in the value of the portfolio. In implementing these defensive strategies, the Fund may temporarily shift its portfolio emphasis to higher rated securities, hedge currency risks, reduce or suspend its option writing activities or generally reduce the average maturity of its holdings. Under unusual market conditions, the Fund could invest for temporary defensive purposes up to 100% of its total assets in cash or money market instruments. Such money market instruments include short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic, foreign and non-U.S. dollar denominated commercial paper, domestic and foreign certificates of deposit, domestic and foreign bankers’ acceptances and other bank obligations. The Fund may also hold a portion of its assets in cash or money market instruments for liquidity purposes. It is impossible to predict when, or for how long, such alternative strategies will be utilized. To the extent that the Fund employs these temporary defensive strategies, it may not achieve its investment objective.

Interest Rate Futures and Related Options. The Fund may purchase and sell interest rate futures contracts and options thereon that are traded on U.S. futures exchanges or other trading facilities. When the Fund attempts to hedge its portfolio by selling an interest rate futures contract, purchasing a put option thereon, or writing a call option thereon, it will own an amount of U.S. Government securities corresponding to the open futures or option position. These transactions may be entered into for “bona fide hedging” purposes as defined in the Commodity Futures Trading Commission (“CFTC”) regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions and increasing return. The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Fund’s policies. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to the Fund, and therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act with respect to the Fund.

In contrast to the purchase or sale of a security, the full purchase price of the futures contract is not paid or received by the Fund upon its purchase or sale. Instead, the Fund will deposit in a segregated custodial account as initial margin an amount of cash or U.S. Treasury bills equal to approximately 5% of the value of the contract. At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. No assurance can be given that the Fund will be able to take an opposite position.

The selection of futures and options strategies requires skills different from those needed to select portfolio securities; however, UBS AM (Americas) does have experience in the use of futures and options.

Money Market Instruments. The Fund may invest in the following types of money market instruments:

Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody’s or A-1 by S&P, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody’s or A- by S&P, or (c) if unrated, determined by UBS AM (Americas) to be of comparable quality to those rated obligations which may be purchased by the Fund.

Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment UBS AM (Americas) determines that such investment is of comparable quality to those rated obligations which may be purchased by the Fund.

Mortgage-Backed Securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Mortgage-backed securities issued by government entities typically provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled prepayments of principal. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations.

Options on U.S. Government Securities. The Fund may write covered call options (rights to purchase a security from the Fund) and put options (rights to sell a security to the Fund) with respect to its U.S. government securities to hedge against price fluctuations and to increase current income. The Fund may also purchase put options (rights to sell a security to a third party) or call options (rights to purchase a security from a third party) on U.S. government securities to protect its portfolio against price fluctuations.

Portfolio Turnover and Short-Term Trading. UBS AM (Americas) will buy and sell securities for the Fund to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. Investments may also be traded to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity. From time to time, consistent with its investment objective, the Fund may also trade securities for the purpose of seeking short-term profits to take advantage of short-term opportunities during periods of fluctuating markets. Securities may be sold in anticipation of a market decline or bought in anticipation of a market rise.

Preferred Stock. Preferred stock represents a share of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds but before common stock on its claim on a company’s income for dividend payments and on a company’s assets should the company’s assets be liquidated. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has failed to pay, or is in danger of failing to pay, the dividends on such preferred stock, or may purchase preferred stock that pays a dividend in kind.

Repurchase Agreements. The Fund may enter into repurchase agreements collateralized by U.S. government securities, certificates of deposit and certain bankers’ acceptances for the purpose of realizing additional income. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.

Restricted and Illiquid Securities. The Fund currently invests in securities that are not readily marketable. These include securities which are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and not publicly traded.

Securities Lending. The Fund may lend its portfolio securities to banks, brokers, dealers and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the “Commission”) thereunder. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s total assets. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the NYSE American. All relevant facts and circumstances, including the creditworthiness of the borrower, will be considered by UBS AM (Americas) in making decisions with respect to the lending of securities, subject to review by the Fund’s Board of Directors (the “Board”). The creditworthiness of such bank, broker, dealer or other financial institution will be monitored by UBS AM (Americas) during the time any securities are loaned. In addition, voting rights may pass with the loaned securities but if a material event were to occur affecting an investment on a loan, the loan must be called and the securities voted by the Fund. Gross income, the fees and/or compensation (including fees paid to the securities lending agent from a revenue split and rebates paid to borrowers) and net income related to the Fund’s securities lending activities during any given fiscal year are disclosed in the Fund’s annual reports to shareholders.

Non-Principal Portfolio Contents and Techniques

Equity Securities. To a limited extent, incidental to and in connection with its investment activities or pursuant to a convertible feature in a security, the Fund may acquire warrants and other equity securities. The Fund may also acquire other equity securities of a borrower or issuer in connection with an amendment, waiver, conversion or exchange of a Senior Loan or other debt security or in connection with a bankruptcy or workout of the borrower or issuer. The Fund can invest in equities incidental to or in connection with debt investments and can otherwise also invest in equities but in no case will the Fund’s total investments in equities exceed 10% of its net assets.

Foreign Currency Exchange Transactions. The Fund may (but is not required to) engage in foreign currency exchange transactions to hedge against fluctuations in future exchange rates.

Short Sales. The Fund may engage in short sales (the sale of securities that it does not own), but only when it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (“short sales against the box”), and only if not more than 5% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time.

INVESTMENT RESTRICTIONS

In addition to its investment objective, the Fund has adopted the investment restrictions listed below as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting shares. Unless expressly designated as fundamental, all other policies of the Fund may be changed by the Board without shareholder approval. Unless otherwise indicated, the restrictions set forth below, as well as those contained elsewhere in this Prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction. The Fund may not:

1.	Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

2.	Borrow money, except to the extent permitted under the 1940 Act.

3.	Purchase or sell commodities or commodity contracts, except to the extent permitted by applicable law.

4.	Make loans, except through the loans of securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

5.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter.

6.	Purchase or sell real estate, except as permitted by the 1940 Act.

7.	Make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

8.	Issue senior securities, except as permitted by the 1940 Act.

The deposit of initial and variation margin and collateral arrangements in connection with interest rate futures contracts and related options shall not be deemed to be in violation of any of the foregoing investment restrictions. For purposes of investment restriction no. 2, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300%. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Investment restriction no. 7 will be interpreted to prohibit the Fund from making any investment if, as a result, the Fund’s investments will be concentrated in any one industry or group of industries. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Investment Adviser. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

USE OF LEVERAGE

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings, including the issuance of debt securities, and derivatives, reverse repurchase agreements and dollar roll transactions, which have the effect of leverage.

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding. Thus, as noted above, the Fund may use leverage in the form of borrowings in an amount up to 33 1/3% of the Fund’s total assets (including the proceeds of such leverage). The total leverage of the Fund is currently expected to range between 20% and 30% of the Fund’s total assets. The Fund seeks a leverage ratio, based on a variety of factors including market conditions and UBS AM (Americas)’s market outlook, for which the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage. The Fund does not currently intend to issue or register preferred shares or commercial paper.

The use of leverage can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of Shares. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per Share of an applicable class to a greater extent than if the Fund did not utilize leverage. When the Fund is using leverage, its NAV and rate of distribution will be more volatile. The Fund’s leveraging strategy may not be successful.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The securities held by the Fund are subject to a lien granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The Fund’s lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund’s borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to the Fund’s access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund’s assets may have particular adverse consequences in instances where the Fund has borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund’s best interest to do so.

Following the completion of an offering, the Fund may increase the amount of leverage outstanding. The Fund may engage in additional borrowings in order to maintain the Fund’s desired leverage ratio. Leverage creates a greater risk of loss, as well as a potential for more gain, for the Shares than if leverage were not used. Interest on borrowings may be at a fixed or floating rate and generally will be based on short-term rates. The costs associated with the Fund’s use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common shares. As long as the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage, the Fund will generate more return or income than will be needed to pay such costs. In this event, the excess will be available to pay higher dividends to holders of common shares. Conversely, if the Fund’s return on such assets is less than the cost of leverage and other Fund expenses, the return to the holders of the common shares will diminish. To the extent that the Fund uses leverage, the NAV and market price of the Shares and the yield to holders of Shares will be more volatile. The Fund’s leveraging strategy may not be successful. See “Risks and Special Considerations.”

Credit Agreement

Please refer to the section of the Fund’s most recent semi-annual report on Form N-CSR for the six-month period ended June 30, 2024 filed on September 3, 2024 entitled “Notes to Financial Statements—Note 4. Line of Credit”, which is incorporated by reference herein, for a summary of the Fund’s Credit Agreement, the Fund’s loans outstanding under the Credit Agreement as of June 30, 2024, the average daily loan balance under the Credit Agreement for the six-month period ended June 30, 2024, the weighted average interest rate of the Fund’s borrowings under the Credit Agreement for the six-month period ended June, 30, 2024, the maximum daily loan outstanding under the Credit Agreement during six-month period ended June 30, 2024, interest expense paid under the Credit Agreement during the six-month period ended June 30, 2024 and the number of days the Fund’s borrowings under the Credit Agreement were outstanding for the six-month period ended June 30, 2024.

The Fund’s borrowings under the Credit Agreement at June 30, 2024 equaled $52,500,000, which was approximately [●]% of the Fund’s total assets (including the proceeds of such leverage) as of such date. The Fund’s asset coverage ratio as of June 30, 2024 was [●]%.

The Credit Agreement contains customary covenant, negative covenant and default provisions, including covenants that limit the Fund’s ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. In addition, the Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Agreement became effective. Furthermore, the Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). Such restrictions shall apply only so long as the Credit Agreement remains in effect.

Indebtedness issued under the Credit Agreement is not convertible into any other securities of the Fund. Outstanding amounts would be payable at maturity or such earlier times as required by the Credit Agreement. The Fund may be required to prepay outstanding amounts under the Credit Agreement in the event of the occurrence of certain events of default. The Fund is expected to indemnify the lenders under the Credit Agreement against certain liabilities they may incur in connection with the Credit Agreement. The Fund is required to pay commitment fees under the terms of the Credit Agreement. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments. The credit facility with State Street may in the future be replaced or refinanced by one or more credit facilities.

Effects of Leverage

Assuming that leverage will represent approximately [●]% of the Fund’s total assets (including the proceeds of such leverage) and that the Fund will bear expenses relating to that leverage at an average annual rate of [●]%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed $[●] in order to cover the expenses specifically related to the Fund’s use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total returns from an investment in the Shares, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks and Special Considerations.” The table further reflects the use of leverage representing [●]% of the Fund’s total assets (including the proceeds of such leverage) and the Fund’s currently projected annual leverage expense of [●]%.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%		(5.00)%		0.00%		5.00%		10.00%
Corresponding Common Stock Total Return	([●]	)%	([●]	)%	([●]	)%	[●]	%	[●]	%

The corresponding total return to stockholders is composed of two elements: the common stock dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those securities.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Fund also may affect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Rule 18f-4 under the 1940 Act permits the Fund to enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4. See “Other Investment Practices—Regulatory Aspects of Derivatives Instruments—Rule 18f-4 under the 1940 Act” in the SAI.

Dollar Roll Transactions

The Fund may enter into “dollar roll” transactions. In a dollar roll transaction, the Fund sells a mortgage-backed, U.S. Treasury or other security (as permitted by the Fund’s investment strategies) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll transaction can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but rather only securities which are “substantially identical,” which generally means that the securities repurchased will bear the same interest rate and a similar maturity as those sold, but the pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments, depending on the underlying security. There is no assurance that dollar rolls can be successfully employed.

Rule 18f-4 under the 1940 Act permits the Fund to enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including to-be-announced commitments) and nonstandard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. See “Other Investment Practices—Regulatory Aspects of Derivatives Instruments—Rule 18f-4 Under the 1940 Act” in the SAI.

Derivatives

The Fund may enter into derivative transactions that have economic leverage embedded in them. There can be no assurance that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on the Shares. Under Rule 18f-4 under the 1940 Act, among other things, a fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. See “Other Investment Practices—Regulatory Aspects of Derivatives Instruments—Rule 18f-4 Under the 1940 Act” in the SAI.

Temporary Borrowings

The Fund may also borrow money under the Facility or from other lenders as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Other Forms of Leverage

The Fund may also leverage its portfolio by entering into additional credit facilities or issuing preferred shares.

RISKS AND SPECIAL CONSIDERATIONS

An investment in the Shares of the Fund involves a high degree of risk. You should carefully consider the following risk factors in addition to the other information set forth in this Prospectus.

Principal and General Risks

For a discussion of the principal and general risks of investing in the Fund, please refer to the section of the Fund’s most recent annual report on Form N-CSR for the fiscal year ended December 31, 2023 filed on March 8, 2024 entitled “Fund Summary—Risk Factors”, which is incorporated by reference herein.

In addition, the Fund is subject to the following principal risks:

CDO Risk

In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The credit quality of CDOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., securities or loans) of CDOs may be subject to prepayments, which would shorten the weighted average maturity and may lower the return of the CDO. If a credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CDOs may impose eligibility criteria on the assets of the issuing SPE, restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPE’s investment manager to maximize returns on the CDOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CDOs. Furthermore, CDO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), require that proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CDO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CDOs may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CDOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished.

The value of CDO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets. CDOs are limited recourse, may not be paid in full and may be subject to up to 100% loss.

CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Covenant-Lite Loans Risk

The Fund may invest in “covenant-lite” Loans. Certain financial institutions may define “covenant-lite” Loans differently. Covenant-lite Loans may have tranches that contain fewer or no restrictive covenants. The tranche of the covenant-lite Loan that has fewer restrictions typically does not include the legal clauses which allow an investor to proactively enforce financial tests or prevent or restrict undesired actions taken by the borrower/issuer. Covenant-lite Loans also generally give the borrower/issuer more flexibility if it has met certain loan terms and provide fewer investor protections if certain criteria are breached. The Fund may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of certain covenant-lite Loans than its holdings of non-covenant lite Loans.

In the event of a breach of a covenant in non-covenant lite Loans, lenders may have the ability to intervene and either prevent or restrict actions that may potentially compromise the borrower’s ability to pay or lenders may be in a position to obtain concessions from the borrower in exchange for a waiver or amendment of the specific covenant(s). In contrast, covenant-lite Loans do not always or necessarily offer the same ability to intervene or obtain additional concessions from borrowers/issuers. Covenant-lite corporate Loans, however, may foster a capital structure designed to avoid defaults by giving borrowers or issuers increased financial flexibility when they need it the most.

Interest Rate Futures and Related Options Risk

The Fund may purchase and sell interest rate futures contracts and options thereon that are traded on U.S. futures exchanges or other trading facilities. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions and increasing return. There are several risks in connection with the use of interest rate futures contracts as a hedge for transactions and anticipated transactions, including the risk of unlimited loss and significant distortions between the prices of futures contracts and those of the securities being hedged. Although the Fund intends to purchase or sell interest rate futures contracts only on exchanges or boards of trade where there appears to be an active market for such contracts, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The Fund is not required to hedge interest rate risk. In addition, there are special risks relating to options on interest rate futures contracts. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. The Fund will only purchase or write options on futures contracts which, in the opinion of UBS AM (Americas), are traded in sufficiently developed markets such that the risks of illiquidity in connection with such options are not greater than the risks of illiquidity in connection with transactions in the underlying interest rate futures contracts.

Securities Lending Risk

The Fund may lend its portfolio securities to banks, brokers, dealers and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Fund’s securities lending arrangement provides that the Fund and its securities lending agent will share the net income earned from its securities lending activities. In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. The Fund bears the entire risk of loss for any collateral in connection with securities lending. The Fund also bears the risk of loss on the investment of cash collateral. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

Other Risks

Short Sale Risk

The Fund may engage in short sales (the sale of securities that it does not own), but only when it owns an equal amount of such securities or securities convertible into or exchangeable without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (“short sales against the box”). Short sales involve the risk that the Fund will incur a loss by subsequently being required to buy a security at a higher price than the price at which the Fund previously sold the security short. Because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. The use of short sales is in effect a form of leveraging the Fund’s portfolio that could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns. The Fund may not always be able to close out a short position at a particular time or at a favorable price.

Reference Rate Replacement Risk

The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

For additional information about the risks that may be associated with an investment in the Fund, see “Other Investment Practices” in the SAI.

MANAGEMENT OF THE FUND

Board of Directors

The business and affairs of the Fund are managed by or under the direction of the Board of Directors of the Fund. Background information regarding the Directors and officers of the Fund is contained in the proxy statement for the annual meeting of the Fund’s shareholders, which is incorporated by reference into the SAI.

Investment Adviser

UBS AM (Americas) serves as the Fund’s investment adviser with respect to all investments and makes all investment decisions for the Fund. UBS AM (Americas) is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division. UBS AM (Americas) is located at 787 Seventh Avenue, New York, New York 10019.

As of September 30, 2024, UBS AM (Americas) managed approximately $532 billion. Assets under management for the UBS Asset Management Division totaled $1,797 billion worldwide, as of September 30, 2024.

On June 12, 2023, CS Group merged with and into UBS Group, with UBS Group remaining as the surviving company, pursuant to a definitive merger agreement signed on March 19, 2023 (previously defined as the “Transaction”). CS Group was the ultimate parent company of Credit Suisse, the Fund’s previous investment adviser, prior to the Transaction. As a result of the Transaction, Credit Suisse became an indirect wholly-owned subsidiary of UBS Group. On May 1, 2024, Credit Suisse merged into UBS AM (Americas), with UBS AM (Americas) as the surviving entity, and UBS AM (Americas) became the investment adviser to the Fund.

Advisory Agreement

Under the Fund’s Investment Advisory Agreement with UBS AM (Americas), UBS AM (Americas) receives as compensation for its advisory services from the Fund an annual fee, computed weekly and payable quarterly at an annual rate of 0.50% of an average weekly base amount which, with respect to each quarter, is the average of the lower of (i) the stock price (market value) of the Fund’s outstanding shares and (ii) the Fund’s net assets, in each case determined as of the last trading day for each week during the relevant quarter.

Potential Conflicts of Interest. If the Investment Adviser’s advisory fee, as described above, is calculated based on the net assets of the Fund, the Investment Adviser will benefit from the increase in Fund assets that will result from offerings of Shares. It is not possible to state precisely the amount of additional compensation that the Investment Adviser might receive as a result of the offerings because it is not known how many Shares will be sold and because the proceeds of offerings will be invested in additional portfolio securities, which will fluctuate in value.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2023.

Administrator

State Street serves as the Fund’s administrator. The Fund pays State Street, for administrative services, a fee, exclusive of out-of-pocket expenses, calculated in total for all the funds advised by UBS AM (Americas) that are administered or co-administered by State Street and allocated based upon the relative average net assets of each fund, subject to an annual minimum fee.

Portfolio Management

The Credit Investments Group (previously defined as “CIG”) is responsible for the day-to-day portfolio management of the Fund. The current team members responsible for managing the Fund are David J. Mechlin, Joshua Shedroff, Wing Chan and Michael Adelman. David J. Mechlin, Joshua Shedroff, Wing Chan and Michael Adelman are the portfolio managers of the team sharing in the day-to-day responsibilities of portfolio management, including overall industry, credit, duration, yield curve positioning and security selection and industry and issuer allocations.

David Mechlin is a Managing Director of UBS AM (Americas) and a Portfolio Manager for CIG with responsibility for senior loans and high yield bonds. He joined CIG as a credit analyst in 2006. Mr. Mechlin holds a B.S. in Finance and Accounting from Stern School of Business at New York University. Mr. Mechlin is a CFA Charterholder.

Joshua Shedroff is a Managing Director of UBS AM (Americas) and a Portfolio Manager for CIG with responsibility for senior loans and high yield. Previously he served as an Associate at The GlenRock Group, a private equity firm, where he evaluated and executed growth equity and leveraged buyout transactions. Prior to that, he worked in the Corporate Development Group at AboveNet, where he focused on their Chapter 11 restructuring. Mr. Shedroff began his career in the Investment Banking Division at Salomon Smith Barney. Mr. Shedroff received an M.B.A. with honors from the Wharton School at the University of Pennsylvania and a B.A. with honors in Economics from Brandeis University.

Wing Chan is a Managing Director of UBS AM (Americas) and a Portfolio Manager for CIG. Ms. Chan is also a member of the CIG Credit Committee. Prior to joining Credit Suisse in 2005, Ms. Chan served as an Associate Portfolio Manager in Invesco’s High Yield group. Previously, Ms. Chan worked at JP Morgan Fleming Asset Management where she shared responsibility for the management of Structured and Long Duration products. Ms. Chan earned a double B.S. in Economics and Finance from the Massachusetts Institute of Technology. Ms. Chan is a CFA Charterholder, and holds Series 3, 7 and 63 licenses.

Michael Adelman is an Executive Director of UBS AM (Americas) and Portfolio Manager for CIG and high-yield bond trader. He joined Credit Suisse as a Credit Analyst in 2013. Previously he worked in leverage finance within the investment banking division at Jefferies. Mr. Adelman received a B.B.A with high distinction from the Stephen M. Ross School of Business at the University of Michigan. Mr. Adelman is a CFA Charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

EXPENSES

UBS AM (Americas) and State Street are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Directors of the Fund who are affiliated with those companies or any of their affiliates, if any. The Fund pays all other expenses incurred in the operation of the Fund including, among other things, expenses for legal and independent registered public accounting firms’ services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian, any sub-custodians and the transfer and dividend-paying agent, expenses in connection with the dividend reinvestment and cash purchase plan (see “Dividends and Distributions” and “Dividend Reinvestment and Cash Purchase Plan”), SEC fees, fees and expenses of Independent Directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for the Fund’s officers and employees, directors’ and officers’ errors and omissions insurance coverage, interest, brokerage costs and stock exchange fees, stock exchange listing fees and expenses, expenses of qualifying the Fund’s shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

NET ASSET VALUE

The net asset value of the Fund is determined daily as of the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. For purposes of determining the net asset value, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of Shares outstanding at such time. The Fund determines and makes available for publication the net asset value of its Shares daily.

The Board is responsible for the Fund’s valuation process. The Board has delegated the supervision of the daily valuation process to the Investment Adviser, who has established a Pricing Committee and a Pricing Group, which, pursuant to the policies adopted by the Board, are responsible for making fair valuation determinations and overseeing the Fund’s pricing policies. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Investments in open-ended mutual funds are valued at the NAV as reported on each business day and under normal circumstances.

Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Investment Adviser, as the Board’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with the Investment Adviser’s procedures. The Board oversees the Investment Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. The Fund may utilize a service provided by an independent third party which has been approved by the Board to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Investment Adviser to be unreliable, the market price may be determined by the Investment Adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its NAV, these securities will be fair valued in good faith by the Pricing Group, in accordance with procedures established by the Investment Adviser.

In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares. The Investment Adviser may initiate fair value procedures in accordance with the Fund’s valuation policies to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Investment Adviser from time to time.

The Fund’s fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of “stale” or otherwise inaccurate prices. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The Investment Adviser’s use of fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Fund does not compute its price. This could cause the value of the Fund’s portfolio investments to be affected by trading on days when an investor cannot buy or sell shares.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends on a monthly basis. Distributions of net realized capital gains, if any, are declared and paid at least annually. The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of common stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders. Please refer to the section of the Fund’s most recent annual report on Form N-CSR for the fiscal year ended December 31, 2023 filed on March 8, 2024 entitled “Dividend Reinvestment and Cash Purchase Plan”, which is incorporated by reference herein, for a discussion of the Plan.

FEDERAL INCOME TAXATION

[Taxation of the Fund

The Fund is treated as a separate entity for U.S. federal income tax purposes. The Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by any entities in which the Fund may invest that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships taxable as corporations or grantor trusts) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income, insurance income or other non-qualifying income.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If the Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, distributed to shareholders, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss). However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversity its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure or does not satisfy the 90% distribution requirement, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its taxable ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Fund Distributions

The Fund declares a dividend from net investment income (excluding capital gains) each month. Dividends are normally paid on the last business day of the month or shortly thereafter. The Fund typically distributes any net short-term and long-term capital gains in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

For U.S. federal income tax purposes, all dividends from the Fund generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income and from net short-term capital gains are taxable as ordinary income.

Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

A 3.8% excise tax will be imposed on net investment income, including, among other things, dividends, interest and net gains from investments, of individuals with annual income of $200,000 or more ($250,000 if married, filing jointly), and of estates and trusts.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of the shareholder’s tax basis in its Shares and will reduce such basis. Any such amount in excess of that basis will be treated as gain from the sale of Shares, as discussed below.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held Shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (a maximum rate of 20% for individuals with income above certain inflation-adjusted thresholds) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its future short-term and long-term capital gains, respectively. Capital loss carry forwards are not subject to expiration. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders. The Fund may not carry forward any losses other than net capital losses. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards and other favorable tax attributes, if any, may be subject to limitation.

At the time of an investor’s purchase of fund Shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed capital gains of the Fund. Consequently, subsequent distributions by the Fund with respect to these Shares from such appreciation or gains may be taxable to such investor even if the NAV of the investor’s Shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Expenses Subject to Special Pass-Through Rules

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 shareholders at all times during a taxable year and its shares are not treated as continuously offered pursuant to a public offering. It is possible that the Fund will not be treated as a “publicly offered” RIC for one or more of its taxable years. Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and, other than in the case of a shareholder that is a RIC that is not “publicly offered,” are not deductible by those shareholders under current law.

Sale, Exchange or Repurchase of Shares

Sales and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains).

The Fund may report to the IRS the amount of proceeds that a shareholder receives from a repurchase of Shares. The Fund may also report the shareholder’s basis in those Shares and whether any gain or loss that the shareholder realizes on the repurchase is short-term or long-term gain or loss. If a shareholder has a different basis for different Shares of the Fund in the same account (e.g., if a shareholder purchased Shares in the same account at different times for different prices, including as the result of reinvestment of dividends), the Fund will calculate the basis of the Shares using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund. If such an election is made on or prior to the date of the first repurchase of Shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the Shares in the account at the time of the election will generally retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Losses on sales or other dispositions of Shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the Shares acquired in the other investments.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss with respect to Shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Tax-Exempt Shareholders

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on otherwise-taxable fund dividends or distributions, or on sales or exchanges of fund Shares unless the Shares are “debt-financed property” within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on any fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxation of Fund Investments

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, or short sale that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund may be able to elect to pass through to its shareholders any share of foreign taxes paid by the Fund; if the Fund is able to, and makes, this election, shareholders would include such taxes in their gross incomes and would be entitled to a tax deduction or credit for such taxes on their own tax returns.

Backup Withholding

The Fund is required to withhold (as “backup withholding”) 24% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of Shares paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to shareholders to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

Non-U.S. Shareholders

In general, dividends (other than capital gain dividends) paid by the Fund to a person who is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, the Code provides a withholding tax exemption, if the Fund so elects, for certain interest-related dividends and short-term capital gain dividends paid to such shareholders.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.]

REPURCHASE OF SHARES

Shares of closed-end management investment companies often trade at a discount to their net asset values, and the Shares may likewise trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Shares will be determined by such factors as relative demand for and supply of such Shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund. See “Net Asset Value.” Although the shareholders will not have the right to redeem their Shares, the Fund may take action to repurchase Shares in the open market or make tender offers for Shares at their net asset value. This may have the effect of reducing any market discount from net asset value.

There is no assurance that if action is undertaken to repurchase or tender for Shares, such action will result in the Shares’ trading at a price which approximates their net asset value. Although Share repurchases and tenders could have a favorable effect on the market price of the Shares, it should be recognized that the acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio. Any Share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.

DESCRIPTION OF SHARES

General

The Fund is authorized to issue 100,000,000 Shares. Each Share has one vote and, when issued and paid for in accordance with the terms of the offer, will be fully paid and non-assessable. Shares of one class have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable. The Fund will send annual and semi-annual financial statements to all its Shareholders.

Offerings of Shares, if made, will require approval of the Board. Any additional offering will not be made at a price per Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund’s outstanding Shares.

Common Stock

The Fund’s common stock is publicly held and are listed and traded on the NYSE American under the symbol “CIK.”

As of [●], 2024, the net asset value per Share of the Fund was $[●] and on that date the closing price per Share on the NYSE American was $[●], meaning the Fund’s Shares were trading at a [●]% premium to the Fund’s net asset value per Share.

Although the Fund’s Shares have recently traded at a premium to their net asset value, the Fund’s Shares have in the past traded at a discount to their net asset value. The Fund cannot determine the reasons why the Fund’s Shares trade at a premium to or discount from net asset value, nor can the Fund predict whether its Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value.

Anti-Takeover Provisions in the Articles of Incorporation

The Maryland General Corporation Law and the Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire control of the Fund or to change the composition of its Board of Directors, and could have the effect of depriving shareholders of certain opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. The Board has determined that these provisions are in the best interests of shareholders generally.

The Charter and By-laws provide that the Board of Directors shall be divided into three staggered classes, each having a three-year term, so that only one class of directors is elected each year. This provision could delay for up to two years the replacement of a majority of the Board. Removal of any director may occur by a majority shareholder vote (but not without cause), which is not higher than the minimum requirements under Maryland law. The Charter and By-laws give the Board of Directors sole authority over By-law amendments.

The By-laws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by shareholders may be made only (1) pursuant to the notice of the meeting, (2) by the Board or (3) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the By-laws. With respect to special meetings of the shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the notice of the meeting, (2) by the Board or (3) provided that the Board has determined that directors will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The By-laws provide that special meetings of shareholders may be called by the Board and certain of the Fund’s officers. Additionally, the Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the Fund upon the written request of shareholders entitled to cast not less than a majority of all votes entitled to be cast at such meeting.

PLAN OF DISTRIBUTION

We may sell Shares through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our Shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.

The distribution of our Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. Sales of Shares may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE American or sales made to or through a market maker other than on an exchange.

We may sell our Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our Shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our Shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum amount of compensation to be received by any FINRA member or independent broker-dealer will not exceed eight percent for the sale of any securities being registered pursuant to SEC Rule 415. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our Shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our Shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, although in some cases they may trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the shares being greater than, less than or equal to NAV. The Board has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described above, however, the Board will review periodically the trading range and activity of the Fund’s shares of common stock with respect to its NAV and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the shares of common stock at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the shares of common stock trading at a price equal to or close to net asset value per share.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

State Street serves as the Fund’s custodian pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. State Street is located at One Lincoln Street, Boston, Massachusetts 02111.

Computershare Trust Company, N.A. acts as the Fund’s transfer agent and dividend-paying agent under the Fund’s dividend reinvestment and cash purchase plan. Computershare Trust Company, N.A. is located at P.O. Box 30170, College Station, TX 77842-3170.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Fund or the Investment Adviser is a party.

REPORTS TO SHAREHOLDERS

The Fund will send unaudited semi-annual and audited annual reports to shareholders, including a list of the portfolio investments held by the Fund.

INCORPORATION BY REFERENCE

This Prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this Prospectus the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this Prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this Prospectus and any accompanying prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this Prospectus. Any statement in a document incorporated by reference into this Prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this Prospectus or (2) any other subsequently filed document that is incorporated by reference into this Prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:

●	The Fund’s SAI, dated [●], 2024, filed with this Prospectus;

●	our annual report on Form N-CSR for the fiscal year ended December 31, 2023 filed with the SEC on March 8, 2024;

●	our semi-annual report on Form N-CSR for semi-annual fiscal period ended June 30, 2024 filed with the SEC on September 3, 2024; and

●	the description of the Fund’s common stock contained in our Registration Statement on Form 8-A (File No. 001-09452) filed with the SEC on May 11, 2006, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

The Fund will provide, free of charge, to each person, including any beneficial owner, to whom this Prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this Prospectus or the accompanying prospectus supplement. You should direct requests for documents by writing to:

c/o UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019

The Fund makes available this Prospectus, SAI and the Fund’s annual and semi-annual reports, free of charge, at www.credit-suisse.com/us/funds. You may also obtain this Prospectus, the SAI, other documents incorporated by reference and other information the Fund files electronically, including reports and proxy statements, on the SEC website (http://www.sec.gov) or with the payment of a duplication fee, by electronic request at publicinfo@sec.gov. Information contained in, or that can be accessed through, the Fund’s website is not incorporated by reference into this Prospectus and should not be considered to be part of this Prospectus or the accompanying prospectus supplement.

$30,000,000

Shares of Common Stock

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

PROSPECTUS

[●], 2024

PROSPECTUS SUPPLEMENT

(To Prospectus dated as of [●], 2024)

Filed Pursuant to Rule 424(b)[(2)][(5)]

Registration Statement No. 333-[●]

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

Up to $[●] of Common Shares

Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) has entered into a sales agreement (the “sales agreement”) with [●] (“[●]”) relating to its shares of common stock, par value $0.001 per share (“Common Shares”), offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the sales agreement, the Fund may offer and sell its Common Shares having an aggregate offering price of up to $[●] from time to time through [●] as its agent for the offer and sale of the Common Shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount. The Fund is a diversified, closed-end management investment company with a leveraged capital structure. The Fund’s investment objective is current income consistent with the preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

The Fund’s currently outstanding Common Shares are, and the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus will be, subject to notice of issuance, listed on the NYSE American under the symbol “CIK.” The last reported sale price for the Fund’s Common Shares on the NYSE American on [●], 2024 was $[●] per share. The net asset value of the Fund’s Common Shares at the close of business on [●], 2024 was $[●] per share.

Sales of the Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the NYSE American or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

[●] will be entitled to compensation of between [●] and [●] basis points of the gross sales price per share for any Common Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and [●] from time to time. In connection with the sale of the Common Shares on the Fund’s behalf, [●] may be deemed to be an “underwriter” within the meaning of the 1933 Act and the compensation of [●] may be deemed to be underwriting commissions or discounts.

You should review the information set forth under “Risks and Special Considerations” on page [22] of the accompanying Prospectus before investing in the Fund’s Common Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus Supplement is [●], 2024.

You should rely only on the information contained in or incorporated by reference into this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement and the accompanying Prospectus set forth certain information about the Fund that a prospective investor should carefully consider before deciding whether to invest in the Fund’s Common Shares. This Prospectus Supplement, which describes the specific terms of this offering including the method of distribution, also adds to and updates information contained in the accompanying Prospectus and the documents incorporated by reference into the accompanying Prospectus. The accompanying Prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this Prospectus Supplement and the accompanying Prospectus, you should rely on the information contained in this Prospectus Supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the accompanying Prospectus or Prospectus Supplement, the statement in the incorporated document having a later date modifies or supersedes the earlier statement. Neither the Fund nor [●] has authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in or incorporated by reference into this Prospectus Supplement and the accompanying Prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this Prospectus Supplement, the accompanying Prospectus, or the sale of the Common Shares. The Fund’s business, financial condition, results of operations and prospects may have changed since those dates.

Page
Prospectus Supplement

PROSPECTUS SUPPLEMENT SUMMARY	S-1
SUMMARY OF FUND EXPENSES	S-2
USE OF PROCEEDS	S-3
CAPITALIZATION	S-4
PLAN OF DISTRIBUTION	S-5
LEGAL MATTERS	S-6
FINANCIAL STATEMENTS	S-6
ADDITIONAL INFORMATION	S-7
INCORPORATION BY REFERENCE	S-6

Prospectus

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	4
FINANCIAL HIGHLIGHTS	5
TRADING AND NET ASSET VALUE INFORMATION	8
USE OF PROCEEDS	8
THE FUND	8
INVESTMENT OBJECTIVE AND POLICIES	9
INVESTMENT RESTRICTIONS	15
USE OF LEVERAGE	16
RISKS AND SPECIAL CONSIDERATIONS	19
MANAGEMENT OF THE FUND	22
EXPENSES	24
NET ASSET VALUE	24
DIVIDENDS AND DISTRIBUTIONS	25
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN	25
FEDERAL INCOME TAXATION	26
REPURCHASE OF SHARES	31
DESCRIPTION OF SHARES	32
PLAN OF DISTRIBUTION	33
CLOSED-END FUND STRUCTURE	34
CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT	34
LEGAL PROCEEDINGS	35
REPORTS TO SHAREHOLDERS	35
INCORPORATION BY REFERENCE	35

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest and retain them for future reference. A Statement of Additional Information, dated [●], 2024 (“SAI”), as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus Supplement. You may request a copy of the SAI or request other information, in each case free of charge, about the Fund (including the Fund’s annual and semi-annual reports to shareholders) or make shareholder inquiries by calling 1-800-293-1232 or by writing to the Fund at c/o UBS Asset Management (Americas) LLC, 787 Seventh Avenue, New York, New York 10019. The Fund’s SAI, as well as the annual and semi-annual reports to shareholders, are also available at the Fund’s website at www.credit-suisse.com/us. You may also obtain copies of these documents (and other information regarding the Fund) from the SEC’s website (http://www.sec.gov).

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the price at which the Fund’s shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC.

Although the Fund believes that the expectations expressed in the forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in such forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks and Special Considerations” section of the accompanying Prospectus. All forward-looking statements contained in or incorporated by reference into this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for the Fund’s ongoing obligations under the federal securities laws, it does not intend, and it undertakes no obligation, to update any forward-looking statements. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the 1933 Act.

PROSPECTUS SUPPLEMENT SUMMARY

The following information is only a summary. You should consider the more detailed information contained in this Prospectus Supplement, the accompanying Prospectus, dated [●], 2024 and the SAI, dated [●], 2024, especially the information under “Risks and Special Considerations” on page [22] of the accompanying Prospectus.

The Fund. The Fund is a diversified, closed-end management investment company organized as a corporation under the laws of the State of Maryland.

The Fund’s Common Shares are listed for trading on the NYSE American under the symbol “CIK.” As of [●], 2024, the net assets of the Fund were $[●] and the Fund had outstanding [●] Common Shares. As of [●], 2024, the per share net asset value of the Fund’s Common Shares was $[●] and the per share market price of the Fund’s Common Shares was $[●], representing a [●]% premium over such net asset value. See “Description of Shares” in the accompanying Prospectus.

The investment objective of the Fund is to provide current income consistent with the preservation of capital. The Fund’s investment portfolio will not be managed for capital appreciation. The Fund’s investment objective is a fundamental policy and cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its objectives.

Under normal circumstances, the Fund invests at least 75% of its total assets in fixed income securities, such as bonds, convertible securities and preferred stocks. The Fund’s investments in fixed income securities are not subject to any rating quality limitation. The Fund primarily invests in high yield fixed income securities that are in the lower rating categories of Moody’s Investor Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), a division of S&P Global Inc., or another nationally recognized ratings service (commonly referred to as “junk bonds”). Lower-rated securities generally provide yields superior to those of more highly-rated securities, but involve greater risks and are speculative in nature. The Fund may also invest in securities rated single A or higher by Moody’s or S&P and unrated corporate fixed income securities.

Information Regarding the Investment Adviser. UBS AM (Americas) LLC (“UBS AM (Americas)”) serves as the Fund’s investment adviser with respect to all investments and is responsible for making all investment decisions. UBS AM (Americas) is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division. UBS AM (Americas) receives from the Fund, as compensation for its advisory services, a fee, computed weekly and payable quarterly at an annual rate of 0.50% of an average weekly base amount which, with respect to each quarter, is the average of the lower of (i) the stock price (market value) of the Fund’s outstanding shares and (ii) the Fund’s net assets, in each case determined as of the last trading day for each week during the relevant quarter. [Although it does not currently do so,] UBS AM (Americas) may waive voluntarily a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund. The Investment Adviser is located at 787 Seventh Avenue, New York, New York 10019. See “Management of the Fund—Investment Adviser” in the accompanying Prospectus.

The Offering. The Fund and the Investment Adviser entered into a sales agreement with [●] relating to the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the sales agreement, the Fund may offer and sell its Common Shares having an aggregate offering price of up to $[●] from time to time through [●] as its agent for the offer and sale of the Common Shares.

Sales of the Fund’s Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE American or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. See “Plan of Distribution” in this Prospectus Supplement. The Fund’s Common Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus and a prospectus supplement describing the method and terms of the offering of the Fund’s securities. Under the 1940 Act, the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount.

1

Use of Proceeds. The Fund intends to invest the net proceeds of this offering in accordance with its investment objectives and policies as stated in the accompanying Prospectus. Proceeds will be invested within approximately [30] days of receipt by the Fund. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

Leverage. The Fund, as of [●], 2024, is leveraged through borrowings from a credit facility in the amount of $[●] or [●]% of the Fund’s total assets (including the proceeds of such leverage). The Fund’s asset coverage ratio as of [●], 2024 was [●]%.

Risks and Special Considerations. See “Risks and Special Considerations” beginning on page [22] of the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Fund’s Common Shares.

SUMMARY OF FUND EXPENSES

The following table and example are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in Common Shares of the Fund. Some of the percentages indicated in the table below are estimates and may vary.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	[●]	%
Offering Expenses (as a percentage of offering price)(2)	[●]	%
Dividend Reinvestment Plan Fees (per sale or per voluntary cash payment transaction fee)	$5.00	(3)
Annual Operating Expenses (as a percentage of average net assets attributable to the Fund’s Common Shares)
Management Fees(4)	[●]	%
Interest Expense on Borrowed Funds(5)	[●]	%
Other Expenses	[●]	%
Total Annual Operating Expenses	[●]	%

(1)	Represents the estimated commission with respect to the Fund’s Common Shares being sold in this offering, which the Fund will pay to [•] in connection with the sales of Common Shares effected by [●] in this offering. While [●] is entitled to a commission of between [●]% and [●]% of the gross sales price for Common Shares sold, with the exact amount to be agreed upon by the parties, the Fund has assumed, for purposes of this offering, that [●] will receive a commission of [●]% of such gross sales price. This is the only sales load to be paid in connection with this offering. There is no guarantee that there will be any sales of the Fund’s Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales of the Fund’s Common Shares under this Prospectus Supplement and the accompanying Prospectus, if any, may be less than as set forth under “Capitalization” below. In addition, the price per share of any such sale may be greater or less than the price set forth under “Capitalization” below, depending on market price of the Fund’s Common Shares at the time of any such sale.

(2)	[Includes the Fund’s payment of the reasonable fees and expenses of counsel for [●] in connection with the transactions contemplated by the sales agreement, as described under “Plan of Distribution” below.

(3)	The Fund bears ongoing expenses associated with the Plan which are included in “Other Expenses.” There is no service fee payable by Plan participants for dividend reinvestments; however, shareholders are subject to other transaction costs associated with the Plan. Actual costs will vary for each participant depending on the return and number of transactions made. For Plan participants that elect to make voluntary cash purchases, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of December 2023). In addition, if a Plan participant elects by written notice to the Plan administrator to have the plan administrator sell part or all of the shares held by the Plan administrator in the participant’s account and remit the proceeds to the participant, the participant will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of December 2023). See “Dividend Reinvestment and Cash Purchase Plan” in the accompanying Prospectus.

2

(4)	See “Management of the Fund—Investment Adviser” in the accompanying Prospectus. UBS AM (Americas) receives from the Fund, as compensation for its advisory services, a fee, computed weekly and payable quarterly at an annual rate of 0.50% of an average weekly base amount which, with respect to each quarter, is the average of the lower of (i) the stock price (market value) of the Fund’s outstanding shares and (ii) the Fund’s net assets, in each case determined as of the last trading day for each week during the relevant quarter.

(5)	The Fund may use leverage through borrowings, the costs of which are borne by holders of Common Shares of the Fund. The Fund currently borrows under a credit facility.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) Total Annual Operating Expenses of [●]%, (2) a Sales Load (commission) of $[●] and estimated offering expenses of $[●] and (3) a 5% annual return:

One Year			Three Years			Five Years			Ten Years
$	[●	]	$	[●	]	$	[●	]	$	[●	]

The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares.

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

Sales of the Fund’s Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE American or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. There is no guarantee that there will be any sales of the Fund’s Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Fund’s Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Fund’s Common Shares at the time of any such sale. Assuming the sale of all of the Fund’s Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $[●] per share for the Fund’s Common Shares on the NYSE American as of [●], 2024, the Fund estimates that the net proceeds of this offering will be approximately $[●] after deducting the estimated sales load and the estimated offering expenses payable by the Fund.

The Fund intends to invest the net proceeds of this offering in accordance with its investment objectives and policies as stated in the accompanying Prospectus within approximately [30] days of receipt of such proceeds. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. Following the completion of this offering, the Fund may increase the amount of leverage outstanding.

3

CAPITALIZATION

Pursuant to the sales agreement with [●] dated [●], 2024 the Fund may offer and sell its Common Shares having an aggregated offering price of up to $[●] from time to time through [●] as its agent for the offer and sale of the Common Shares under this Prospectus Supplement and the accompanying Prospectus. There is no guarantee that there will be any sales of the Fund’s Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. The table below assumes that the Fund will sell [●] Common Shares, at a price of $[●] per share (the last reported sale price per share of the Fund’s Common Shares on the NYSE American on [●], 2024). Actual sales, if any, of the Fund’s Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $[●], depending on the market price of the Fund’s Common Shares at the time of any such sale. To the extent that the market price per share of the Fund’s Common Shares on any given day is less than the net asset value per share on such day, the Fund will instruct [●] not to make any sales on such day.

The following table sets forth the capitalization of the Fund (i) on an actual basis as of December 31, [2023] (audited), (ii) on an actual basis as of June 30, [2024], and (iii) on a pro forma basis as adjusted to reflect the assumed sale of [●] Common Shares at $[●] per share (the last reported sale price per share of the Fund’s Common Shares on the NYSE American on [●], 2024), in an offering under this Prospectus Supplement and the accompanying Prospectus.

		As of December 31, [2023] (audited)			As of June 30, [2024] (unaudited)			Pro Forma (unaudited)
		Actual			Actual			As Adjusted
Composition of Net Assets:
Common stock, par value $0.001 per share, 100,000,000 shares authorized ([●] shares issued and outstanding as of December 31, [2023], [●] shares issued and outstanding as of June 30, [2024] and [●] shares estimated issued and outstanding as adjusted(1)(2)	$	[●	]	$	[●	]	$	[●	]
Paid-in capital in excess of par(2)	$	[●	]	$	[●	]	$	[●	]
Distributable earnings(loss)	$	[●	]	$	[●	]	$	[●	]
Net Assets	$	[●	]	$	[●	]	$	[●	]

(1)	The Fund does not hold any of these outstanding shares for its account.

(2)	As adjusted, additional paid-in capital reflects the issuance of Common Shares offered hereby ($[●]), less $0.001 par value per Common Share ($[●]), less the estimated sales load ($[●]) and the offering expenses ($[●]) related to the issuance of shares.

TRADING AND NET ASSET VALUE

The Fund’s Shares are listed and traded on the NYSE American. The average weekly trading volume of the Shares on the NYSE American during the twelve months ended [●], 2024 was [●] shares. The following table shows for the quarters indicated: (1) the high and low sale price of the Shares at the close of trading on the NYSE American; (2) the high and low NAV per Share; and (3) the high and low premium or discount to NAV at which the Fund’s Shares were trading at the close of trading (as a percentage of NAV).

[To be provided.]

On [●], 2024, the per Share net asset value was $[●] and the per Share market price was $[●], representing a [●]% [premium/discount] over such net asset value.

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PLAN OF DISTRIBUTION

Under the sales agreement among the Fund, the Investment Adviser and [●], upon written instructions from the Fund, [●] will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell, as the Fund’s agent, the Common Shares under the terms and subject to the conditions set forth in the sales agreement. [●]’s sales efforts will continue until the Fund instructs [●] to suspend sales. The Fund will instruct [●] as to the amount of Common Shares to be sold by [●]. The Fund may instruct [●] not to sell Common Shares if the sales cannot be effected at or above the price designated by the Fund in any instruction. The Fund or [●] may suspend the offering of Common Shares upon proper notice and subject to other conditions.

Sales of the Fund’s Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE American or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

[●] will provide written confirmation to the Fund no later than the opening of the trading day on the NYSE American immediately following the trading day on which Common Shares are sold under the sales agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Fund to [●] in connection with the sales.

The Fund will pay [●] commissions for its services in acting as agent in the sale of Common Shares. [●] will be entitled to compensation of between [●] and [●] basis points of the gross sales price per share of any Common Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and [●] from time to time. The Fund has also agreed to pay the reasonable fees and expenses of counsel for [●] in connection with the transactions contemplated under the sales agreement (provided such fees and expenses (a) shall not exceed $[●] in connection with (i) the preparation and execution of the sales agreement, (ii) the preparation and filing of this Prospectus Supplement, (iii) the preparation and printing of a “Blue Sky Survey” and (iv) the review by the Financial Industry Regulatory Authority (FINRA) of the terms of the sale of the Common Shares and (b) shall not exceed $25,000 on an annual basis in each annual period following the date of the sales agreement). There is no guarantee that there will be any sales of the Fund’s Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Fund’s Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Fund’s Common Shares at the time of any such sale. Assuming [●] of the Fund’s Common Shares offered hereby are sold at a market price of $[●] per share (the last reported sale price for the Fund’s Common Shares on the NYSE American on [●], 2024), the Fund estimates that the total expenses for the offering, including reimbursable expenses payable to [●] as described above and excluding compensation payable to [●] under the terms of the sales agreement, would be approximately $[●].

Settlement for sales of Common Shares will occur on the second business day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made, or on some other date that is agreed upon by the Fund and [●] in connection with a particular transaction, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

In connection with the sale of the Common Shares on the Fund’s behalf, [●] may, and will with respect to sales effected in an “at the market offering,” be deemed to be an “underwriter” within the meaning of the 1933 Act, and the compensation of [●] may be deemed to be underwriting commissions or discounts. The Fund has agreed to provide indemnification and contribution to [●] against certain civil liabilities, including liabilities under the 1933 Act.

The offering of the Fund’s Common Shares pursuant to the sales agreement will terminate upon the earlier of (1) the sale of all Common Shares subject to the sales agreement or (2) termination of the sales agreement. The sales agreement may be terminated by the Fund in its sole discretion at any time by giving notice to [●]. In addition, [●] may terminate the sales agreement under the circumstances specified in the sales agreement and in its sole discretion at any time following a period of 12 months from the date of the sales agreement by giving notice to the Fund.

The principal business address of [●] is [●].

5

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, counsel to the Fund, in connection with the offering of the Common Shares. Willkie Farr & Gallagher LLP will rely as to matters of Maryland law on the opinion of Miles & Stockbridge P.C., 100 Light Street, Baltimore, Maryland 21202.

FINANCIAL STATEMENTS

[The Fund’s unaudited financial statements as of and for the six months ended June 30, 20[●] should be read in conjunction with the audited financial statements of the Fund and the Notes thereto included in the Annual Report to the Fund’s shareholders for the fiscal year ended December 31, 20[●].] The audited annual financial statements of the Fund for the fiscal year ended December 31, 20[●] [and the unaudited semiannual financial statements of the Fund for the six months ended June 30, 20[●]] are incorporated by reference into this Prospectus Supplement, the accompanying Prospectus and the SAI.]

INCORPORATION BY REFERENCE

This Prospectus Supplement is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this Prospectus Supplement the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this Prospectus Supplement from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this Prospectus Supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this Prospectus Supplement. Any statement in a document incorporated by reference into this Prospectus Supplement will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this Prospectus Supplement or (2) any other subsequently filed document that is incorporated by reference into this Prospectus Supplement modifies or supersedes such statement. The documents incorporated by reference herein include:

●	The Fund’s SAI, dated [●], 2024, filed with the accompanying Prospectus;

●	our annual report on Form N-CSR for the fiscal year ended December 31, 202[●] filed with the SEC on February [●], 202[●];

●	our semi-annual report on Form N-CSR for semi-annual fiscal period ended June 30, 202[●] filed with the SEC on August [●], 202[●]; and

●	the description of the Fund’s common stock contained in our Registration Statement on Form 8-A (File No. 001-09452) filed with the SEC on May 11, 2006, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

The Fund will provide, free of charge, to each person, including any beneficial owner, to whom this Prospectus Supplement is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this Prospectus Supplement or the accompanying Prospectus. You should direct requests for documents by writing to:

c/o UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019

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ADDITIONAL INFORMATION

This Prospectus Supplement and the accompanying Prospectus constitute part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This Prospectus Supplement and the accompanying Prospectus omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

7

Up to $[●] of Common Shares

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

PROSPECTUS SUPPLEMENT

[●], 2024

Until [●], 2024 (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters.

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
Eleven Madison Avenue
New York, New York 10010

Statement of Additional Information

Subject to Completion, Dated November 14, 2024

Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company, registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

This Statement of Additional Information (“SAI”) for the Fund is not a prospectus. It should be read in conjunction with the Fund’s prospectus, dated [●], 2024 (the “Prospectus”) and any related prospectus supplement. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus and any related prospectus supplement.

A copy of the Prospectus and any related prospectus supplement can be obtained free of charge by calling UBS Asset Management (Americas) LLC at 800-293-1232 or by written request to the Fund at Eleven Madison Avenue, New York, New York 10010. You can also obtain a copy of the Prospectus or any related prospectus supplement from our website at: www.credit-suisse.com/us. The Fund’s financial statements for the fiscal year ended December 31, 2023, including the independent registered public accounting firm’s report thereon, and the Fund’s financial statements for the six months ended June 30, 2024, are incorporated into this SAI by reference.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or any related prospectus supplement or in this SAI in connection with the offering made by the Prospectus and any related prospectus supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and any related prospectus supplement and the SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

FUND HISTORY	1

OTHER INVESTMENT PRACTICES	1

MANAGEMENT OF THE FUND	13

CODE OF ETHICS	15

PROXY VOTING POLICIES AND PROCEDURES	16

PRINCIPAL HOLDERS OF SECURITIES	17

INVESTMENT ADVISER	17

ADMINISTRATOR	18

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT	19

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

PORTFOLIO MANAGEMENT	19

PORTFOLIO TRANSACTIONS	21

CONFLICTS OF INTEREST	22

TAXATION	23

LEGAL MATTERS	29

INCORPORATION BY REFERENCE	29

FINANCIAL STATEMENTS	30

APPENDIX A	A-1

FUND HISTORY

The Fund is a diversified, closed-end management investment company organized as a corporation under the laws of the State of Maryland on February 10, 1987. UBS Asset Management (Americas) LLC (“UBS AM (Americas)” or the “Adviser”) is the Fund’s investment adviser.

OTHER INVESTMENT PRACTICES

The Prospectus presents the investment objective and the principal investment policies and risks of the Fund. This section supplements the disclosure in the Fund’s Prospectus and provides additional information on the Fund’s other investment practices.

The Fund may utilize certain investment practices and portfolio management techniques as set forth below.

Fixed Income Securities. The Fund may invest in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

The fixed income securities in which the Fund invests primarily will be below investment grade.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by the S&P Global Ratings, a division of S&P Global Inc. (“S&P”) (AAA, AA, A or BBB, including the + or — designations) or by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by UBS AM (Americas) to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited.

Below Investment Grade Securities. The Fund invests primarily in fixed income securities rated below investment grade and in comparable unrated securities. Investment in such securities involves substantial risk.

1

Below investment grade and comparable unrated securities (commonly referred to as “junk bonds” or “high yield securities”) (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. Issuers of such securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

To the extent a secondary trading market for below investment grade securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

The market value of securities rated below investment grade is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Fund’s net asset value. The Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

See Appendix A for a further description of securities ratings.

U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities and government-sponsored enterprises of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“GNMA”)); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Fannie Mae and Freddie Mac bonds).

Fannie Mae and Freddie Mac were previously government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. In 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), an independent regulator.

Other U.S. government securities in which the Fund may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or enterprise. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if UBS AM (Americas) determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

2

Mortgage-Backed Securities. Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed securities, such as those issued by GNMA, Fannie Mae, Freddie Mac and certain foreign issuers, as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations (“CMOs”), make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable fixed-rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Foreign Currency Exchange. Since the Fund may invest up to 5% of the value of its total assets in securities denominated in currencies of non-U.S. countries, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of a foreign currency against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

3

Information. The majority of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, military action, war or domestic developments which could affect U.S. investments in those and neighboring countries. Any of these actions or events could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the United States.

Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Some countries have less developed securities markets (and related transaction, registration and custody practices). Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity. In addition to losses from such delays, less-developed securities markets could subject the Fund to losses from fraud, negligence, or other actions.

Increased Expenses. The operating expenses of the Fund can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

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Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Emerging Markets. The Fund may invest a portion of its assets in the securities of issuers located in emerging market countries (less developed countries located outside of the United States). Investing in securities of issuers, including governments, located in “emerging market” countries (less developed countries located outside of the United States) involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value, and emerging markets may experience periods of market illiquidity. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws and differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could expose the fund to risks beyond those generally encountered in developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Europe — Recent Events.  A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

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Repurchase Agreements. The Fund may enter into repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

Short Sales “Against the Box.” The Fund may enter into short sales “against the box” only if not more than 5% of the Fund’s net assets (taken at current value) are held as collateral for such sales at any one time. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain without additional cost an equal amount of the security being sold short. It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. While the short sale is open, the Fund will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund’s long position.

The Fund may make a short sale as a hedge when it believes that the price of a security may decline and cause a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Lending of Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund’s total assets, and the SEC currently requires the Fund to receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. According to the SEC, such loans currently must be terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

Generally, the SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash or equivalent collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board of Directors of the Fund (the “Board”) must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. If the regulatory requirements pertaining to portfolio securities lending were to change, the Fund would comply with such changes as required.

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Illiquid Securities. The Fund may invest without limit in securities subject to legal or contractual restrictions, or that are otherwise illiquid. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund’s decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Board has directed UBS AM (Americas) to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period. Substantial illiquid positions in the Fund could adversely impact its ability to convert to open-end status.

Options on U.S. Government Securities. The Fund may seek to increase its current income by writing covered call or put options with respect to some or all of the U.S. government securities held in its portfolio. In addition, the Fund may at times, through the writing and purchase of options on U.S. government securities, seek to reduce fluctuations in net asset value by hedging against a decline in the value of its U.S. government securities or an increase in the price of securities which the Fund plans to purchase.

Significant option writing opportunities generally exist only with respect to longer term U.S. government securities. The Fund may only write covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will maintain short term U.S. government securities with a value equal to or greater than the exercise price of the underlying securities. The Fund may also write combinations of covered puts and calls on the same security.

The Fund receives a premium from writing a put or call option, which increases return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of premium reflects, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund realizes a profit or loss from a transaction if the cost of the transaction is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security.

The Fund may purchase put options on U.S. government securities to protect its portfolio holdings in an underlying security against a substantial decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

The Fund may purchase call options on U.S. government securities to hedge against an increase in prices of securities that the Fund ultimately wants to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the option, is able to buy the underlying security at the exercise price regardless of any increase in such security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

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The Fund will not purchase put and call options if as a result more than 5% of the value of its total assets would at the time be invested in such options.

Interest Rate Futures and Related Options. The Fund may enter into interest rate futures contracts to purchase or sell U.S. government securities or other interest rate-sensitive instruments and options thereon that are traded on U.S. futures exchanges or other trading facilities. When the Fund attempts to hedge its portfolio by selling an interest rate futures contract, purchasing a put option thereon, or writing a call option thereon, it will own an amount of U.S. government securities corresponding to the open futures or option position thereby ensuring that the position is unleveraged. These transactions may be entered into for “bona fide hedging” purposes as defined in Commodity Futures Trading Commission (“CFTC”) regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions and increasing return. The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Fund’s policies. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to the Fund, and therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Interest rate futures contracts are contracts that obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of the underlying financial instrument. However, some interest rate futures contracts provide for settlement in cash rather than by delivery of the securities underlying the contract. Interest rate futures contracts are currently available on several types of fixed income securities, including U.S. Treasury Bonds, U.S. Treasury Notes and GNMA securities on The Chicago Board of Trade, and on U.S. Treasury Bills on the International Monetary Market Division of The Chicago Mercantile Exchange.

A call option for a futures contract gives the purchaser, in return for a premium paid, the right to buy the futures contract underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying futures contract against payment of the exercise price. A put option for a futures contract gives the purchaser, in return for a premium, the right to sell the underlying futures contract at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying futures contract upon demand at the exercise price.

In contrast to the purchase or sale of a security, the full purchase price of the futures contract is not paid or received by the Fund upon its purchase or sale. Instead, the Fund will deposit in a segregated custodial account as initial margin an amount of cash or U.S. Treasury bills equal to approximately 5% of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “mark to the market.” For example, when the Fund has purchased an interest rate futures contract and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased an interest rate futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. No assurance can be given that the Fund will be able to take an opposite position.

The purpose of selling an interest rate futures contract is to protect a portfolio from fluctuations in asset value resulting from interest rate changes. Selling a futures contract has an effect similar to selling portfolio securities. If interest rates were to increase, the value of the securities in the portfolio would decline, but the value of the Fund’s futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise might have. In this way, selling futures contracts acts as a hedge against the effects of rising interest rates. However, a decline in interest rates resulting in an increase in the value of portfolio securities tends to be offset by a decrease in the value of the corresponding futures contracts.

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Similarly, when interest rates are expected to decline, futures contracts may be purchased to hedge against anticipated subsequent purchases of portfolio securities at higher prices. By buying futures, the Fund could effectively hedge against an increase in the price of the securities it intends to purchase at a later date in order to permit the purchase to be effected in an orderly manner. At that time, the futures contracts could be liquidated at a profit if rates had in fact declined as expected, and the Fund’s cash position could be used to purchase securities.

Although most interest rate futures contracts call for making or taking delivery of the underlying securities, these obligations are typically canceled or closed out before the scheduled settlement date. The closing is accomplished by purchasing (or selling) an identical futures contract to offset a short (or long) position. Such an offsetting transaction cancels the contractual obligations established by the original futures transaction. If the price of an offsetting futures transaction varies from the price of the original futures transaction, the Fund will realize a gain or loss corresponding to the difference. That gain or loss will tend to offset the unrealized loss or gain on the hedged securities transaction, but may not always or completely do so.

The selection of futures and options strategies requires skills different from those needed to select portfolio securities; however, UBS AM (Americas) does have experience in the use of futures and options.

Regulatory Aspects of Derivatives Instruments. Pursuant to a notice of eligibility filed with the CFTC, the Fund is not deemed to be a “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration as such under the Commodity Exchange Act. The Adviser is not required to be registered as a “commodity trading advisor” with respect to its service as the investment adviser to the Fund.

Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. With respect to futures contracts that are not contractually required to “cash-settle” and which the Fund’s Board has not determined to treat as “cash-settled,” the Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures contracts that are contractually required to “cash-settle” and those which the Board has determined to treat as “cash-settled” (including currency forwards that settle in currencies of G-10 countries), however, the Fund sets aside liquid assets in an amount equal to that Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value.

Rule 18f-4 Under the 1940 Act. Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any “senior security” representing indebtedness (unless the fund maintains 300% “asset coverage”) or any senior security representing stock (unless the fund maintains 200% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision (as defined in the Prospectus under “Use of Leverage—Dollar Rolls”).

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Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of the independent Directors, and periodically reviews the DRMP and reports to the Fund’s Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Foreign Currency Exchange Transactions. The Fund may engage in foreign currency exchange transactions to protect against changes in future exchange rates. The Fund will only engage in foreign currency exchange transactions for transaction hedging (in connection with the purchase or sale of portfolio securities) or position hedging (to protect the value of a specific portfolio position). The Fund may engage in U.S. dollar-denominated or non-U.S. dollar denominated hedging. The Fund’s ability to engage in hedging and related option transactions may be limited by tax considerations. See “Taxation” below.

The Fund may engage in “transaction hedging” to protect against a change in the foreign currency exchange rate between the date on which it contracts to purchase or sell the security and the settlement date, or to “lock in” the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, the Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into forward currency exchange contracts and purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

The Fund may engage in “position hedging” to protect against the decline in the value relative the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of currency for securities which the portfolio intends to buy, when it holds cash reserves and short term investments). For position hedging purposes the Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

Hedging transactions involves costs and may result in losses. The Fund may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. The Fund engages in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of UBS AM (Americas), the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

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Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade that provides a secondary market in such contracts. The Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market.

The Fund may enter into forward foreign currency exchange contracts (an obligation to purchase or sell a specific currency at a future date) solely for hedging or other appropriate risk management purposes as defined in regulations of the Commodities Futures Trading Commission.

The Fund may also write or purchase options on foreign currencies. Such options are purchased or written only when UBS AM (Americas) believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. If the Fund sells call options on foreign currencies, it may cover by holding that currency or by holding a separate call option on the currency with a strike price no higher than that of the call option sold.

Senior Loans. Senior secured floating rate loans (“Senior Loans”) are loans and loan participations (collectively, “Loans”) that are senior secured floating rate Loans. Senior Loans are made to corporations and other non-governmental entities and issuers. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

The risks associated with Senior Loans of below investment grade quality are similar to the risks of bonds rated below investment grade, although Senior Loans are typically senior and secured in contrast to bonds rated below investment grade, which are generally subordinated and unsecured. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than below-investment-grade rated bonds. The Fund’s investments in Senior Loans are expected to typically be below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value.

Like other debt instruments, Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. In the event of default, the Fund may have difficulty collecting on any collateral. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. Due to the above factors, a collateralized Senior Loan may not be fully collateralized and may decline significantly in value. If interest were required to be refunded, it could negatively affect the Fund’s performance.

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The Fund may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. Senior Loans in which the Fund will invest may not be rated by a nationally recognized statistical ratings organization (“NRSRO”), may not be registered with the SEC or any state securities commission, and may not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others.

Borrowers may have outstanding debt obligations that are rated below investment grade by a NRSRO. Most of the Senior Loans held by the Fund will have been assigned ratings below investment grade by a NRSRO. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. The Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of a borrower. In this evaluation, the Adviser will take into consideration, among other things, the borrower’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the borrower’s management and regulatory matters.

No active trading market may exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a decline in the Fund’s net asset value. During periods of limited demand and liquidity for Senior Loans, the Fund’s net asset value may be adversely affected.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans tends to be substantially less sensitive to changes in market interest rates than fixed-rate instruments. Nevertheless, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and an associated decline in the Fund’s net asset value.

Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

The Fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. The Fund may also purchase participations in the original syndicate making Senior Loans. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. In circumstances where the Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. In these situations, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

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Adverse market conditions may impair the liquidity of some actively traded Loans.

Second Lien and Other Secured Loans.” Second Lien Loans” are “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot) become subordinated in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

The Fund may also invest in secured Loans other than Senior Loans and Second Lien Loans. Such secured Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes, and may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower. Such secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans. Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured Loans may have fixed or adjustable floating rate interest payments. Because other secured Loans rank in payment order behind Senior Loans and Second Lien Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

Second Lien Loans and other secured Loans generally are of below investment grade quality. Other than their subordinated status, Second Lien Loans and other secured Loans have many characteristics similar to Senior Loans discussed above. As in the case of Senior Loans, the Fund may purchase interests in Second Lien Loans and other secured Loans through assignments or participations.

Second Lien Loans and other secured Loans are subject to the same risks associated with investment in Senior Loans and bonds rated below investment grade. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, and other secured Loans rank lower in right of payment to Second Lien Loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower. Second Lien Loans and other secured Loans also are expected to have greater price volatility than Senior Loans and may be less liquid. There also is a possibility that originators will not be able to sell participations in Second Lien Loans and other secured Loans, which would create greater credit risk exposure.

MANAGEMENT OF THE FUND

The Fund’s business and affairs are managed under the direction of the Fund’s Board of Directors, including the supervision of duties performed for the Fund under the investment advisory agreement with UBS AM (Americas) (the “Investment Advisory Agreement”). The Directors set broad policies for the Fund and choose its officers, who serve at the Board’s discretion. The Board currently consists of seven Directors, six of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”). The Board of Directors is divided into three classes, each having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term. Shareholders who wish to send communications to the Board should send them to the address of the Fund (Eleven Madison Avenue, New York, New York 10010) and to the attention of the Board c/o the Secretary of the Fund. All such communications will be directed to the Director’s attention.

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Directors

For a discussion of the Fund’s Directors, their principal occupations and other affiliations during the past five years, the number of portfolios in the Fund Complex that they oversee, and other information about them, please refer to the section of the Fund’s proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders entitled “Proposal 1: Election of Directors—Directors/Nominees”, filed March 15, 2024 (File No. 811-05012) which is incorporated by reference herein.

Effective August 13, 2024, Charles W. Gerber and Lee M. Shaiman were appointed to the Board as Independent Directors. Certain biographical and other information relating to Mr. Gerber and Mr. Shaiman is set forth below, including year of birth, principal occupation for at least the last five years, the length of time served, the total number of funds advised overseen and any public directorships or trusteeships.

Name and Year of Birth	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of Registered Investment Companies (“RICs”) Consisting of Investment Portfolios “ Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Charles W. Gerber c/o UBS Asset Management (Americas) LLC Attn: General Counsel Eleven Madison Avenue, New York, New York 10010 Year of Birth: 1955	Director (Since 2024)	Consultant, Canadian Imperial Bank of Commerce (financial services) from 2016 to present; Senior Adviser, Stoneturn Group, LLP (consulting) from 2016 to present.	9	None

Lee M. Shaiman c/o UBS Asset Management (Americas) LLC Attn: General Counsel Eleven Madison Avenue, New York, New York 10010 Year of Birth: 1956	Director (Since 2024)	Executive Director, Loan Syndications and Trading Association (financial trade association) from 2018 to present.	9	Director of Investcorp Credit Management BDC, Inc. (financial services) from 2020 to present.

The table below discusses some of the experiences, qualifications and skills of Charles W. Gerber and Lee M. Shaiman that support the conclusion that they should serve on the Board.

Director	Experience, Qualifications and Skills
Charles W. Gerber	Mr. Gerber is a Consultant of Canadian Imperial Bank of Commerce, a Senior Adviser of Stoneturn Group, LLP, and a Director of Michael Anthony Holdings, Inc. He has over 30 years of experience in financial services and related legal, compliance and corporate governance matters. Mr. Gerber also serves on the advisory committee of the boards of trustees of all of the open-end Credit Suisse Funds and on the board of directors of another closed-end fund in the Fund Complex.
Lee M. Shaiman	Mr. Shaiman is a Director of Investcorp Credit Management BDC, Inc., and Executive Director and Board Member of the Loan Syndications and Trading Association. He has 40 years of experience in the financial services industry as an investment banker, financial analyst, debt syndicate manager and portfolio manager. Mr. Shaiman also serves on the boards of directors/trustees of all of the open-end Credit Suisse Funds and another closed-end fund in the Fund Complex.

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Officers Who Are Not Directors

For a discussion of the Fund’s officers who are not Directors, please refer to the section of the Fund’s proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders entitled “Proposal 1: Election of Directors—Officers Who Are Not Directors”, filed March 15, 2024 (File No. 811-05012), which is incorporated by reference herein.

Leadership Structure and Oversight Responsibilities

For a discussion of the Board’s leadership structure and oversight responsibilities, including the Audit Committee and Nominating Committee of the Board, please refer to the section of the Fund’s proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders entitled “Proposal 1: Election of Directors—Leadership Structure and Oversight Responsibility”, filed March 15, 2024 (File No. 811-05012), which is incorporated by reference herein.

Effective November 12, 2024, each of Charles W. Gerber and Lee M. Shaiman were appointed to the Fund's Audit Committee and Nominating Committee.

Qualification of Board of Directors

For a discussion of the experience, qualifications, attributes and skills of the Directors, please refer to the section of the Fund’s proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders entitled “Proposal 1: Election of Directors—Qualifications of Board of Directors/Nominees”, filed March 15, 2024 (File No. 811-05012), which is incorporated by reference herein.

Ownership of the Fund by Directors

For a discussion of ownership of the Fund by the Directors, please refer to the section of the Fund’s proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders entitled “Proposal 1: Election of Directors—Qualification of Board of Directors/Nominees”, filed March 15, 2024 (File No. 811-05012),which is incorporated by reference herein.

Director Compensation

For a discussion of Director compensation, please refer to the sections of the Fund’s proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders entitled “Proposal 1: Election of Directors—Qualification of Board of Directors/Nominees” and “Compensation”, filed March 15, 2024 (File No. 811-05012), which are incorporated by reference herein.

CODE OF ETHICS

The Fund and UBS AM (Americas) have each adopted a code of ethics, as required by federal securities laws. Under these codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund’s portfolio or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of the Fund’s access persons and those of UBS AM (Americas) will be governed by the applicable code of ethics.

UBS AM (Americas) and its affiliates manage other investment companies and accounts. UBS AM (Americas) may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by UBS AM (Americas) on behalf of the Fund. Similarly, with respect to the Fund’s portfolio, UBS AM (Americas) is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that UBS AM (Americas) and its access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. UBS AM (Americas) is not obligated to refrain from investing in securities held by the Fund or for any other funds it manages.

Copies of these codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

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PROXY VOTING POLICIES AND PROCEDURES

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS AM (Americas). Following is a summary of UBS AM (Americas)’s proxy voting policy.

You may obtain information about the Fund’s proxy voting decisions for the most recent 12-month period ended June 30th, without charge, by calling the Trust toll-free at 877-870-2874 or on the EDGAR database on the SEC’s Web Site (www.sec.gov).

The proxy voting policy of UBS AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards better corporate performance and improved shareholder value. Generally, UBS AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM (Americas)’s proxy voting policy.

When UBS AM (Americas)’s view of a company’s management is favorable, UBS AM (Americas) generally supports current management initiatives. When UBS AM (Americas)’s view is that changes to the management structure would probably increase shareholder value, UBS AM (Americas) may not support existing management proposals. In general, UBS AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive and non-executive members, and (e) the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned; and financial audit is independent and accurate; (iii) the brand and reputation of the company is protected and enhanced; (iv) a constructive dialogue with shareholders is encouraged; and (v) it receives all the information necessary to hold management accountable. In addition, UBS AM (Americas) focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board directors not holding executive management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

The proxy voting policy includes guidelines regarding environmental, social, and corporate governance (“ESG”) factors during the exercise of voting rights on behalf of UBS AM’s clients, such as the Fund. Underlying UBS AM’s voting and ESG guidelines are two fundamental objectives: (1) acting in the best financial interest of clients and enhancing the long-term value of their investments; and (2) promoting best practice in corporate governance and ensuring that portfolio companies are sustainable and successful.

UBS AM (Americas) has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, UBS AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM (Americas) becomes aware of a conflict with respect to a particular proxy, and under certain circumstances, the relevant internal UBS AM (Americas) committee may be notified and determine the manner in which such proxy is voted.

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PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the beneficial ownership of shares of the Fund, as of November 7, 2024, by each person (including any group) known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund:

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent Ownership*
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation	12,936,958	23.66%

*	Stated in Schedule 13G/A filed with the SEC on October 24, 2024, First Trust Portfolios, First Trust Advisors L.P., and The Charger Corporation share beneficial ownership of 12,936,958 shares, or 23.66% of the common stock.

INVESTMENT ADVISER

UBS AM (Americas) serves as the Fund’s investment adviser with respect to all investments and makes all investment decisions for the Fund. Under the Investment Advisory Agreement, UBS AM (Americas) receives as compensation for its advisory services from the Fund an annual fee, computed weekly and payable quarterly at an annual rate of 0.50% of an average weekly base amount which, with respect to each quarter, is the average of the lower of (i) the stock price (market value) of the Fund’s outstanding shares and (ii) the Fund’s net assets, in each case determined as of the last trading day for each week during the relevant quarter. Although it does not currently do so, UBS AM (Americas) may voluntarily waive a portion of its fee from time to time and temporarily limit the expenses borne by the Fund.

On June 12, 2023 (the “Closing Date”), Credit Suisse Group AG (“CS Group”) merged with and into UBS Group AG, a global financial services company (“UBS Group”), with UBS Group remaining as the surviving company, pursuant to a definitive merger agreement signed on March 19, 2023 (the “Transaction”). CS Group was the ultimate parent company of Credit Suisse Asset Management, LLC (“Credit Suisse”), the Fund’s previous investment adviser, prior to the Transaction. As a result of the Transaction, Credit Suisse became an indirect wholly-owned subsidiary of UBS Group. On May 1, 2024, Credit Suisse merged into UBS AM (Americas), with UBS AM (Americas) as the surviving entity, and UBS AM (Americas) became the investment adviser to the Fund.

The closing of the Transaction was deemed to result in an assignment of the Fund’s investment advisory agreement with Credit Suisse (the “Prior Advisory Agreement”), resulting in its automatic termination as of the Closing Date. Prior to the Closing Date, the Board approved the Investment Advisory Agreement with Credit Suisse, which was then approved by shareholders at a joint special meeting of shareholders of the Fund and the other Credit Suisse funds held on August 24, 2023 and adjourned to September 26, 2023. In addition, prior to the Closing Date, the Board approved an interim investment advisory agreement with Credit Suisse (the “Interim Advisory Agreement”). The Interim Advisory Agreement did not require shareholder approval. The Interim Advisory Agreement took effect upon the Closing Date when the Prior Advisory Agreement was deemed to have terminated, so that Credit Suisse could continue to manage the Fund following the Closing Date. The Interim Advisory Agreement terminated upon the shareholder approval of the Investment Advisory Agreement. The Interim Advisory Agreement contained the same terms and conditions as the corresponding Prior Advisory Agreement except for the effective and termination dates, the termination and escrow provisions required by Rule 15a-4 under the 1940 Act and certain non-material changes. During the period that the Interim Advisory Agreement was in effect, Credit Suisse’s advisory fees were held in an interest-bearing escrow account, pursuant to Rule 15a-4.

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For the fiscal years ended December 31, 2021, 2022 and 2023, the Fund paid $[●], $[●] and $[●], respectively, in advisory fees to Credit Suisse under the Prior Advisory Agreement, the Interim Advisory Agreement and the Investment Advisory Agreement, as applicable.

UBS AM (Americas) is a Delaware limited liability company with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 787 Seventh Avenue, New York, NY 10019. UBS AM (Americas) is an investment adviser registered with the SEC. UBS AM (Americas) serves as the investment adviser to the Fund by managing the investment of assets of the Fund. As of September 30, 2024, UBS AM (Americas) managed approximately $532 billion. Assets under management for the UBS Asset Management Division totaled $1,797 billion worldwide, as of September 30, 2024.

UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services group of industries.

The Investment Advisory Agreement provides that UBS AM (Americas) will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on UBS AM (Americas)’s part in the performance of its duties or from reckless disregard of its obligations and duties under the Investment Advisory Agreement.

The Investment Advisory Agreement will remain in effect from year to year if approved annually (1) by the Board of Directors of the Fund or by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (2) by a majority of the Directors who are not parties to the Investment Advisory Agreement, or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser. The Board of Directors last approved the Investment Advisory Agreement at meetings held on November 12, 2024.

The Investment Advisory Agreement terminates on its assignment by any party. The Investment Advisory Agreement is terminable, without penalty, on 60 days’ written notice by the Board of Directors or by the vote of holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities or upon 90 days’ written notice by UBS AM (Americas).

The services of UBS AM (Americas) are not deemed to be exclusive, and nothing in the Investment Advisory Agreement will present it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

ADMINISTRATOR

State Street serves as the Fund’s administrator. As administrator, State Street provides certain administrative services to the Fund, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. State Street is located at One Lincoln Street, Boston, Massachusetts 02111. The Fund pays State Street, for administrative services, a fee, exclusive of out-of-pocket expenses, calculated in total for all the funds advised by UBS AM (Americas) that are administered or co-administered by State Street and allocated based upon the relative average net assets of each fund, subject to an annual minimum fee. The services of State Street are not deemed to be exclusive, and nothing in the agreement between the Fund and State Street (the “Administration Agreement”) will prevent State Street or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. The Administration Agreement is terminable upon 60 days’ notice by either party.

For the fiscal years ended December 31, 2021, 2022 and 2023, the Fund paid $[●], $[●] and $[●], respectively, in administrative fees.

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CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

State Street serves as the Fund’s custodian and may employ sub-custodians outside the U.S. in accordance with regulations of the SEC. State Street is located at One Lincoln Street, Boston, Massachusetts 02111. The custodian’s responsibilities include safekeeping and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Computershare Trust Company, N.A. acts as the Fund’s transfer agent and dividend-paying agent under the Fund’s automatic dividend reinvestment plan. Computershare Trust Company, N.A. is located at P.O. Box 30170 College Station, TX 77842-3170.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] acts as the Fund’s independent registered public accounting firm and provides audit and tax services to the Fund. [●]’s address is [●].

On April 23, 2024, the Board of the Fund approved the dismissal of [●] as the independent registered public accounting firm for the Fund, due to [●]’s ceasing to be deemed an independent registered public accounting firm with respect to the Fund after April 30, 2024. Effective June 19, 2024, [●] was engaged as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2024. PORTFOLIO MANAGEMENT

Additional information regarding the Fund’s portfolio managers is provided below.

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager of the Fund and the total assets managed within each category as of December 31, 2023.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Wing Chan*	4	$3,021 million	57	$36,816 million	29	$17,531 million

David Mechlin*	4	$3,021 million	57	$36,816 million	29	$16,237 million

Joshua Shedroff*	4	$3,021 million	57	$36,816 million	29	$16,237 million

Michael Adelman*	2	$515 million	57	$36,816 million	29	$7,309 million

*	As of December 31, 2023, Messrs. Mechlin, Shedroff and Adelman and Ms. Chan managed 48 accounts which have total assets under management of $30,490 million, of which have additional fees based on the performance of the accounts.

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Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. UBS AM (Americas) has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If UBS AM (Americas) believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. UBS AM (Americas) may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event UBS AM (Americas) aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with UBS AM (Americas)’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by UBS AM (Americas)’s affiliates and accounts in which UBS AM (Americas)’s officers, directors, agents, employees or affiliates own interests. UBS AM (Americas) may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Portfolio Manager Compensation

Wing Chan, David Mechlin, Joshua Shedroff and Michael Adelman are compensated for their services by UBS AM (Americas). Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining each of their bonuses includes the Fund’s performance, assets held in the Fund and other accounts managed by each of them, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of UBS Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other UBS AM (Americas) funds along the product line of the portfolio manager.

Like all employees of UBS AM (Americas), portfolio managers participate in UBS Group AG’s profit sharing and 401 (k) plans.

Portfolio Manager Ownership of Shares

As reported to the Fund, the information in the following table reflects beneficial ownership by the portfolio managers of Shares as of December 31, 2023:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund*(1)
Wing Chan	B
David Mechlin	C
Joshua Shedroff	A
Michael Adelman	A

* Key to Dollar Ranges:

A. None

B. $1 - $10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

(1)	“Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the 1943 Act.

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PORTFOLIO TRANSACTIONS

UBS AM (Americas) is responsible for establishing, reviewing and, where necessary, modifying the Fund’s investment program to achieve its investment objectives. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after-market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities. For the 2021, 2022 and 2023 fiscal years, the Fund paid $[●], $[●] and $[●], respectively, in brokerage commissions.

UBS AM (Americas) will select portfolio investments and effect transactions for the Fund. In selecting broker-dealers, UBS AM (Americas) does business exclusively with those broker-dealers that, in UBS AM (Americas)’s judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, UBS AM (Americas) will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet UBS AM (Americas)’s standards may be higher than for execution services alone or for services that fall below UBS AM (Americas)’s standards. UBS AM (Americas) believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, UBS AM (Americas) will receive only brokerage or research services in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the 1934 Act when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. Research received from brokers or dealers is supplemental to UBS AM (Americas)’s own research program. For the fiscal year ended December 31, 2023, [the Fund paid no brokerage commissions to brokers and dealers who provided such research services.]

All orders for transactions in securities or options on behalf of the Fund are placed by the Adviser with broker-dealers that it selects, including UBS AM (Americas) Securities (USA) LLC (“CSSU”) and other affiliates of Credit Suisse Group AG. The Fund may utilize CSSU or other affiliates of Credit Suisse Group AG in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board. [The Fund did not pay any commissions to affiliated broker-dealers during the fiscal years ended December 31, 2021, 2022 and 2023, respectively.]

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by UBS AM (Americas). Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which UBS AM (Americas) believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, UBS AM (Americas) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

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Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when UBS AM (Americas), in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

In no instance will portfolio securities be purchased from or sold to UBS AM (Americas) or CSSU or any affiliated person of such companies except as permitted by SEC exemptive order or by applicable law. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

CONFLICTS OF INTEREST

UBS AM (Americas), which, for purposes of this section, shall mean, collectively, Credit Suisse Group AG, the Adviser and their respective affiliates, directors, partners, trustees, managers, officers and employees, is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization. As such, UBS AM (Americas) provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, UBS AM (Americas) advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own account as well as for the accounts of its clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises. UBS AM (Americas) has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and alternative asset management markets, including the types of securities and issuers in which the Fund may directly and indirectly invest. As a result of UBS AM (Americas)’s activities and dealings, UBS AM (Americas)’s interests or the interests of its clients (other than the Fund) may conflict with the interests of the Fund.

UBS AM (Americas) has established certain information barriers and other policies to address the sharing of information between different businesses within UBS AM (Americas). As a result of those information barriers, except as otherwise described herein, the Adviser generally will not have access, or will have limited access, to information and personnel in other areas of UBS AM (Americas), and generally will not be able to manage the Fund with the benefit of information held by such other areas. Such other areas will have broad access to detailed information that is not available to the Adviser, which, if known to the Adviser, might cause the Adviser to seek to dispose of, retain, make available or increase interests in investments held by the Fund or acquire certain positions on the Fund’s behalf, or take other actions. UBS AM (Americas) will be under no obligation or fiduciary duty to make any such information available to the Adviser or personnel of the Adviser involved in decision-making. In addition, UBS AM (Americas) will not have any obligation to make available any information regarding its trading activities, strategies or views, or the activities, strategies or views used for other accounts, or for the Fund’s behalf.

The Adviser and its officers, agents and their employees, may serve on creditor or equity committees or advise companies that have issued securities or obligations in which the Fund may invest. The issuers of such underlying securities or obligations may be subject to bankruptcy or insolvency proceedings or otherwise be engaged in financial restructuring activities in a variety of capacities. Such activities may result in the Adviser receiving confidential or material non-public information and may limit or restrict the Adviser’s ability to purchase or sell securities or other obligations or conduct transactions relating to the Fund’s investments because the Adviser could be deemed to be in possession of material non-public information that cannot be used in effecting purchases and sales in securities transactions for the Fund. Additionally, at times, the Adviser and its personnel, in an effort to avoid restrictions for the investments that they manage may, but are under no obligation to, elect not to receive information that other market participants or counterparties are eligible to receive or have received with respect to the issuers of underlying securities or obligations that may be held by the Fund or other accounts that the Adviser manages, and the election not to receive such information could be disadvantageous to the Fund insofar as Adviser may not be able to respond to market information at the same time as other market participants.

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Additional conflicts of interest may arise in connection with the Adviser’s management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other hand. For example, the Adviser may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts that the Adviser advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts managed by the Adviser, the portfolio management teams responsible for the Fund may take action with respect to another account that differs from the action taken with respect to the Fund. The Adviser has adopted policies and procedures that are designed to minimize the effects of these conflicts.

The Adviser is the sponsor and investment manager or adviser to other registered and unregistered investment funds and accounts other than the Fund and may sponsor similar investment funds or manage accounts in the future that have similar investment objectives, investment strategies and securities investments to that of the Fund. As a result, the Adviser may face conflicts in allocating investment opportunities among the Fund and such other investment funds and accounts, particularly in circumstances where the availability of such investment opportunities is limited. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions), is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with UBS AM (Americas)’s fiduciary duty to clients (including its duty to seek to obtain best execution of client trades).

TAXATION

[Taxation of the Fund

The Fund is treated as a separate entity for U.S. federal income tax purposes. The Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by any entities in which the Fund may invest that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships taxable as corporations or grantor trusts) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company , the Fund may be required to limit its equity investments in such entities that earn fee income, rental income, insurance income or other non-qualifying income.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

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If the Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, distributed to shareholders, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss). However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversity its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure or does not satisfy the 90% distribution requirement, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its taxable ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Fund Distributions

The Fund declares a dividend from net investment income (excluding capital gains) each month. Dividends are normally paid on the last business day of the month or shortly thereafter. The Fund typically distributes any net short-term and long-term capital gains in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

For U.S. federal income tax purposes, all dividends from the Fund generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income and from net short-term capital gains are taxable as ordinary income.

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Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

A 3.8% excise tax will be imposed on net investment income, including, among other things, dividends, interest and net gains from investments, of individuals with annual income of $200,000 or more ($250,000 if married, filing jointly), and of estates and trusts.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of the shareholder’s tax basis in its Shares and will reduce such basis. Any such amount in excess of that basis will be treated as gain from the sale of Shares, as discussed below.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held Shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (a maximum rate of 20% for individuals with income above certain inflation-adjusted thresholds) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its future short-term and long-term capital gains, respectively. Capital loss carry forwards are not subject to expiration. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders. The Fund may not carry forward any losses other than net capital losses. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards and other favorable tax attributes, if any, may be subject to limitation.

At the time of an investor’s purchase of fund Shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed capital gains of the Fund. Consequently, subsequent distributions by the Fund with respect to these Shares from such appreciation or gains may be taxable to such investor even if the NAV of the investor’s Shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Expenses Subject to Special Pass-Through Rules

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 shareholders at all times during a taxable year and its shares are not treated as continuously offered pursuant to a public offering. It is possible that the Fund will not be treated as a “publicly offered” RIC for one or more of its taxable years. Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and, other than in the case of a shareholder that is a RIC that is not “publicly offered,” are not deductible by those shareholders under current law.

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Sale, Exchange or Repurchase of Shares

Sales and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains).

The Fund may report to the IRS the amount of proceeds that a shareholder receives from a repurchase of Shares. The Fund may also report the shareholder’s basis in those Shares and whether any gain or loss that the shareholder realizes on the repurchase is short-term or long-term gain or loss. If a shareholder has a different basis for different Shares of the Fund in the same account (e.g., if a shareholder purchased Shares in the same account at different times for different prices, including as the result of reinvestment of dividends), the Fund will calculate the basis of the Shares using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund. If such an election is made on or prior to the date of the first repurchase of Shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the Shares in the account at the time of the election will generally retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Losses on sales or other dispositions of Shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the Shares acquired in the other investments.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss with respect to Shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Tax-Exempt Shareholders

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on otherwise-taxable fund dividends or distributions, or on sales or exchanges of fund Shares unless the Shares are “debt-financed property” within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on any fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

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Taxation of Fund Investments

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, or short sale that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

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As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund may be able to elect to pass through to its shareholders any share of foreign taxes paid by the Fund; if the Fund is able to, and makes, this election, shareholders would include such taxes in their gross incomes and would be entitled to a tax deduction or credit for such taxes on their own tax returns.

Backup Withholding

The Fund is required to withhold (as “backup withholding”) 24% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of Shares paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to shareholders to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

Non-U.S. Shareholders

In general, dividends (other than capital gain dividends) paid by the Fund to a person who is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, the Code provides a withholding tax exemption, if the Fund so elects, for certain interest-related dividends and short-term capital gain dividends paid to such shareholders.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.]

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LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Fund by Miles & Stockbridge P.C., 100 Light Street, Maryland 21202.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, is counsel to the Fund and has represented the Fund in connection with this registration statement.

INCORPORATION BY REFERENCE

This SAI is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this SAI the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this SAI from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this SAI and any accompanying prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this SAI. Any statement in a document incorporated by reference into this SAI will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this SAI or (2) any other subsequently filed document that is incorporated by reference into this SAI modifies or supersedes such statement. The documents incorporated by reference herein include:

●	The Fund’s Prospectus, dated [●], 2024, filed with this SAI;

●	our annual report on Form N-CSR for the fiscal year ended December 31, 2023 filed with the SEC on March 8, 2024;

●	our semi-annual report on Form N-CSR for semi-annual fiscal period ended June 30, 2024 filed with the SEC on September 3, 2024; and

●	the description of the Fund’s common stock contained in our Registration Statement on Form 8-A (File No. 001-09452) filed with the SEC on May 11, 2006, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

●	the Fund’s proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders filed with the SEC on March 15, 2024.

The Fund will provide, free of charge, to each person, including any beneficial owner, to whom this SAI is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this SAI or the accompanying prospectus supplement. You should direct requests for documents by writing to:

c/o UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019

29

The Fund makes available this SAI, the Prospectus and the Fund’s annual and semi-annual reports, free of charge, at www.credit-suisse.com/us/funds. You may also obtain this SAI, the Prospectus, other documents incorporated by reference and other information the Fund files electronically, including reports and proxy statements, on the SEC website (http://www.sec.gov) or with the payment of a duplication fee, by electronic request at publicinfo@sec.gov. Information contained in, or that can be accessed through, the Fund’s website is not incorporated by reference into this SAI and should not be considered to be part of this SAI, the Prospectus or the accompanying prospectus supplement.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights included in the annual report to the Fund’s shareholders for the fiscal year ended December 31, 2023 (the “2023 Annual Report”), together with the report of [●] on the financial statements and financial highlights included in the Fund’s 2023 Annual Report, and the unaudited financial statements and financial highlights included in the semi-annual report to the Fund’s shareholders for the six months ended June 30, 2024, are incorporated herein by reference.

On April 23, 2024, the Board of the Fund approved the dismissal of [●] as the independent registered public accounting firm for the Fund, due to [●]’s ceasing to be deemed an independent registered public accounting firm with respect to the Fund after April 30, 2024. Effective June 19, 2024, [●] was engaged as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2024.

30

APPENDIX A

DESCRIPTION OF RATINGS

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

●	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise S&P imputes; and

●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

* Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g., ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD	Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PART C

Other Information

Item 25. Financial Statements and Exhibits

1.            Financial Statements

Part A — The annual report to the Fund’s shareholder for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) is incorporated by reference. The semi-annual report to the Fund’s shareholder for the six months ended June 30, 2024 (the “2024 Semi-Annual Report”) is incorporated by reference.

Part B — Audited financial statements for the fiscal year ended December 31, 2023 and related Report of Independent Registered Public Accounting Firm are incorporated by reference herein to the 2023 Annual Report, which is also incorporated by reference. Unaudited financial statements for the six months ended June 30, 2024 are incorporated by reference herein to the 2024 Semi-Annual Report, which is also incorporated by reference.

2.            Exhibits

(a)(1)	Articles of Incorporation of the Registrant is incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed on August 26, 1996 (Securities Act File No. 333-10851).

(a)(2)	Articles of Amendment to Articles of Incorporation, dated June 13, 1994 is incorporated by reference to Exhibit (a)(2) to the Registrant’s Pre-Effective No. 1 to the Registration Statement on Form N-2, filed on January 17, 2013(Securities Act File No. 333-184589).

(a)(3)	Articles of Amendment to Articles of Incorporation, dated June 23, 1995 is incorporated by reference to Exhibit (a)(3) to the Registrant’s Pre-Effective No. 1 to the Registration Statement on Form N-2, filed on January 17, 2013 (Securities Act File No. 333-184589).

(a)(4)	Articles of Amendment to Articles of Incorporation, dated May 11, 1999 is incorporated by reference to Exhibit (a)(4) to the Registrant’s Pre-Effective No. 1 to the Registration Statement on Form N-2, filed on January 17, 2013 (Securities Act File No. 333-184589).

(a)(5)	Articles of Transfer, dated May 9, 2001 is incorporated by reference to Exhibit (a)(2) to the Registrant’s Registration Statement on Form N-2, filed on October 25, 2012 (Securities Act File No. 333-184589).

(a)(6)	Articles Supplementary, dated July 27, 2001 is incorporated by reference to Exhibit (a)(3) to the Registrant’s Registration Statement on Form N-2, filed on October 25, 2012 (Securities Act File No. 333-184589).

(a)(7)	Articles Supplementary, dated August 14, 2008 is incorporated by reference to Exhibit (a)(4) to the Registrant’s Registration Statement on Form N-2, filed on October 25, 2012 (Securities Act File No. 333-184589).

(a)(8)	Articles Supplementary, dated May 4, 2009 is incorporated by reference to Exhibit (a)(5) to the Registrant’s Registration Statement on Form N-2, filed on October 25, 2012 (Securities Act File No. 333-184589).

(b)(1)	Amended and Restated By-Laws is incorporated by reference to Exhibit (b)(1) to the Registrant’s Registration Statement on Form N-2, filed on September 3, 2021 (Securities Act File No. 333-259294).

(c)	Not applicable

(d)	Provisions of instruments defining the rights of holders of securities are contained in the Registrant’s Articles of Incorporation and Bylaws, each as amended.

(e)	Dividend Reinvestment and Cash Purchase Plan is incorporated by reference to Exhibit (e) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-2, filed on September 27, 1996.

(f)	Not applicable

(g)(1)	Investment Advisory Agreement with UBS Asset Management (Americas) LLC, dated September 26, 2023, filed herewith.

(g)(2)	Amendment to Investment Advisory Agreement dated May 1, 2024, filed herewith.

(h)	Form of Underwriting Agreement to be filed by amendment.

(i)	Not applicable

(j)(1)	Custodian Agreement with State Street Bank and Trust Company, dated October 20, 2000 is incorporated by reference to Exhibit g(1) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

(j)(2)	Amendment to Custodian Agreement, dated April 26, 2001 is incorporated by reference to Exhibit (j)(2) to the Registrant’s Registration Statement on Form N-2, filed on October 25, 2012 (Securities Act File No. 333-184589).

(j)(3)	Amendment to Custodian Agreement, dated May 16, 2001 is incorporated by reference to Exhibit (j)(3) the Registrant’s Registration Statement on Form N-2, filed on October 25, 2012 (Securities Act File No. 333-184589).

(j)(4)	Amendment to Custodian Agreement, dated November 16, 2005 is incorporated by reference to Exhibit (j)(4) to the Registrant’s Registration Statement on Form N-2, filed on October 25, 2012 (Securities Act File No. 333-184589).

(j)(5)	Amendment to Custodian Agreement, dated November 19, 2007 is incorporated by reference to Exhibit (j)(5) to the Registrant’s Registration Statement on Form N-2, filed on October 25, 2012 (Securities Act File No. 333-184589).

(j)(6)	Amendment to Custodian Agreement, dated November 1, 2011 is incorporated by reference to Exhibit (j)(2) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 of Credit Suisse High Yield Bond Fund, filed on February 3, 2012 (Securities Act File No. 333-176860).

(j)(7)	Amendment to Custodian Agreement, effective March 30, 2012 is incorporated by reference to Exhibit g(6) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of Credit Suisse Opportunity Funds, filed on July 5, 2012 (Securities Act File No. 33-92982).

(j)(8)	Amendment to Custodian Agreement, effective September 28, 2012 is incorporated by reference to Exhibit g(7) to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A of Credit Suisse Opportunity Funds, filed on February 28, 2013 (Securities Act File No. 33-92982).

(j)(9)	Amendment to Custodian Agreement, effective November 27, 2013 is incorporated by reference to Exhibit g(8) to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of Credit Suisse Opportunity Funds, filed on January 14, 2014 (Securities Act File No. 33-92982).

(j)(10)	Amendment to Custodian Agreement, effective March 30, 2014 is incorporated by reference to Exhibit g(9) to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of Credit Suisse Opportunity Funds, filed on March 28, 2014 (Securities Act File No. 33-92982).

(j)(11)	Amendment to Custodian Agreement, effective February 27, 2015 (incorporated by reference to Exhibit g(12) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on April 16, 2015).

(k)(1)	Registrar, Transfer Agency and Services Agreement with EquiServe, Inc., dated March 1, 2003 is incorporated by reference to Exhibit (k)(1) the Registrant’s Registration Statement on Form N-2, filed on October 25, 2012 (Securities Act File No. 333-184589).

(k)(2)	Amendment to Registrar, Transfer Agency and Services Agreement, dated September 30, 2003 is incorporated by reference to Exhibit (k)(2) to the Registrant’s Registration Statement on Form N-2, filed on October 25, 2012 (Securities Act File No. 333-184589).

(k)(3)	Amendment to Registrar, Transfer Agency and Services Agreement, effective January 1, 2011 is incorporated by reference to Exhibit (e) to the Registrant’s Registration Statement on Form N-2, filed on October 25, 2012 (Securities Act File No. 333-184589).

(k)(4)	Administration Agreement with State Street Bank and Trust Company, dated June 7, 2002 is incorporated by reference to the Credit Suisse High Yield Bond Fund’s Registration Statement on Form N-2, filed on August 4, 2010 (Securities Act File No. 333-168531).

(k)(5)	Amendment No. 1 to Administration Agreement dated November 1, 2011 is incorporated by reference to Exhibit (k)(3) to the Credit Suisse High Yield Bond Fund’s Registration Statement on Form N-2, filed on September 14, 2012 (Securities Act File No. 333-183901).

(k)(6)	Amendment No. 2 to the Administration Agreement, dated October 9, 2012 is incorporated by reference to Exhibit (k)(6) to the Registrant’s Registration Statement on Form N-2, filed on October 25, 2012 (Securities Act File No. 333-184589).

(k)(7)	Amendment No. 3 to the Administration Agreement, dated June 1, 2018, is incorporated by reference to Exhibit (k)(7) to the Registrant’s Registration Statement on Form N-2, filed on September 3, 2021 (Securities Act File No. 333-259294).

(k)(8)	Credit Agreement, dated as of June 14, 2017, among the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (k)(8) to the Registrant’s Registration Statement on Form N-2, filed on September 3, 2021 (Securities Act File No. 333-259294).

(k)(9)	Amendment No. 1 to the Credit Agreement, dated June 13, 2018 is incorporated by reference to Exhibit (k)(9) to the Registrant’s Registration Statement on Form N-2, filed on September 3, 2021 (Securities Act File No. 333-259294).

(k)(10)	Amendment No. 2 to the Credit Agreement, dated June 12, 2019 is incorporated by reference to Exhibit (k)(10) to the Registrant’s Registration Statement on Form N-2, filed on September 3, 2021 (Securities Act File No. 333-259294).

(k)(11)	Amendment No. 3 to the Credit Agreement, dated June 10, 2020 is incorporated by reference to Exhibit (k)(11) to the Registrant’s Registration Statement on Form N-2, filed on September 3, 2021 (Securities Act File No. 333-259294).

(k)(12)	Amendment No. 4 to the Credit Agreement, dated June 9, 2021 is incorporated by reference to Exhibit (k)(12) to the Registrant’s Registration Statement on Form N-2, filed on September 3, 2021 (Securities Act File No. 333-259294).

(k)(13)	Amendment No. 5 to the Credit Agreement, dated June 8, 2022, filed herewith.

(k)(14)	Amendment No. 6 to the Credit Agreement, dated June 7, 2023, filed herewith.

(k)(15)	Amendment No. 7 to the Credit Agreement, dated June 5, 2024, filed herewith.

(k)(16)	Securities Lending Authorization Agreement with State Street Bank and Trust Company dated March 17, 2004 (incorporated by reference to Exhibit h(7) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125)).

(k)(17)	First Amendment to Securities Lending Authorization Agreement dated December 17, 2004 (incorporated by reference to Exhibit h(8) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125)).

(k)(18)	Second Amendment to Securities Lending Authorization Agreement dated May 17, 2006 (incorporated by reference to Exhibit h(9) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125)).

(k)(19)	Third Amendment to Securities Lending Authorization Agreement dated September 15, 2006 (incorporated by reference to Exhibit h(10) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125)).

(k)(20)	Fourth Amendment to the Securities Lending Authorization Agreement dated July 16, 2007 (incorporated by reference to Exhibit h(11) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125)).

(k)(21)	Fifth Amendment to Securities Lending Authorization Agreement dated August 27, 2007 (incorporated by reference to Exhibit h(12) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125)).

(k)(22)	Sixth Amendment to Securities Lending Authorization Agreement dated December 1, 2007 (incorporated by reference to Exhibit h(13) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125)).

(k)(23)	Seventh Amendment to the Securities Lending Authorization Agreement dated April 17, 2009 (incorporated by reference to Exhibit h(14) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125)).

(k)(24)	Eighth Amendment to the Securities Lending Authorization Agreement dated May 21, 2009 (incorporated by reference to Exhibit h(17) to Post-Effective Amendment No.10 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2012).

(k)(25)	Ninth Amendment to the Securities Lending Authorization Agreement dated November 1, 2011 (incorporated by reference to Exhibit h(18) to Post-Effective Amendment No.10 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2012).

(k)(26)	Tenth Amendment to Securities Lending Authorization Agreement dated March 6, 2012 (incorporated by reference to Exhibit h(25) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of Credit Suisse Opportunity Funds, filed on July 5, 2012 (Securities Act File No. 33-92982)).

(k)(27)	Eleventh Amendment to Securities Lending Authorization Agreement effective October 4, 2012 (incorporated by reference to Exhibit h(26) to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2013).

(l)	Opinion and Consent of Counsel to be filed by amendment.

(m)	Not applicable

(n)(1)	Consent of [●] to be filed by amendment.

(n)(2)	Consent of [●] to be filed by amendment.

(o)	Not applicable

(p)	Purchase Agreement between the Fund and CS First Boston is incorporated by reference to Exhibit (p) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, filed on September 27, 1996 (Securities Act File No. 333-10851).

(q)	Not applicable

(r)	Code of Ethics of the Adviser is filed herewith.

(s)	Calculation of Filing Fee Tables is filed herewith.

(t)	Power of Attorney is filed herewith.

Item 26. Marketing Arrangements

The information contained under the section entitled “Plan of Distribution” in the Prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offer described in this Registration Statement:

Legal	$
Printing and Mailing
SEC Registration Fee
NYSE American listing fee
FINRA Fees
Auditing fees and expenses
Other
Total	$

Note: Estimate is based on the aggregate estimated expenses to be incurred during a three year shelf offering period.

Item 28. Persons Controlled by or Under Common Control with the Registrant

None.

Item 29. Number of Holders of Shares

As of October 31, 2024, there are the following number of Record Holders:

Title of Class	Number of Record Holders
Common Stock	549

Item 30. Indemnification

Section 2-418 of the General Corporation Law of the State of Maryland, Article VIII of the Fund’s Articles of Incorporation, Article VII of the Fund’s Bylaws provide for indemnification.

Item 31. Business and Other Connections of Investment Adviser

UBS AM (Americas) acts as investment adviser to the Registrant. UBS AM (Americas) renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 31 of officers and Trustees of UBS AM (Americas), together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by UBS AM (Americas) (SEC File No.  801-34910).

Item 32. Location of Accounts and Records

(1)	Credit Suisse Asset Management Income Fund, Inc.

Eleven Madison Avenue

New York, New York 10010

(Fund’s Articles, By-laws and minute books)

(2)	UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019

(records relating to its functions as investment adviser)

(3)	State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

(records relating to its functions as administrator, custodian and accounting agent)

(4)	Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1)            Not applicable.

(2)            Not applicable.

(3)            The securities being registered will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933. Accordingly, the Registrant undertakes:

(a)            to file, during and period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)            to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)            to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)            to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b)            that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)            to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)            that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(1)            if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A)            Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)            Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)            if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)            that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933; (2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant; (3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)            If applicable:

(a)            For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b)            For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)            The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(7)            The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 14th day of November, 2024.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

By:	/s/ Omar Tariq
Omar Tariq
Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE
/s/ Omar Tariq	Chief Executive Officer and President	November 14, 2024
Omar Tariq

/s/ Rose Ann Bubloski	Chief Financial Officer and Treasurer	November 14, 2024
Rose Ann Bubloski

*	Chair of the Board and Director	November 14, 2024
Laura A. DeFelice

*	Director	November 14, 2024
Charles W. Gerber

*	Director	November 14, 2024
Mahendra R. Gupta

*	Director	November 14, 2024
Samantha Kappagoda

*	Director	November 14, 2024
John G. Popp

*	Director	November 14, 2024
Steven N. Rappaport

*	Director	November 14, 2024
Lee M. Shaiman

*By:	/s/ Karen Regan
Karen Regan, as Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
(g)(1)	Investment Advisory Agreement with UBS Asset Management (Americas) LLC, dated September 26, 2023
(g)(2)	Amendment to Investment Advisory Agreement dated May 1, 2024
(k)(13)	Amendment No. 5 to the Credit Agreement, dated June 8, 2022
(k)(14)	Amendment No. 6 to the Credit Agreement, dated June 7, 2023
(k)(15)	Amendment No. 7 to the Credit Agreement, dated June 5, 2025
(r)	Code of Ethics
(s)	Calculation of Filing Fee Tables
(t)	Power of Attorney